As filed with the Securities and Exchange Commission on


                        March 27, 2002

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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

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                          FORM N-1A
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       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /
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                 Pre-Effective Amendment No.                       /   /
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              Post-Effective Amendment No. 23                      / X /

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      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY          / X /
                        ACT OF 1940                                 ----
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                    Amendment No. 24                               / X /

             (Check appropriate box or boxes)                       ----

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            PUTNAM NEW YORK TAX EXEMPT INCOME FUND
                Registration No. 2-83909
                                 811-3741
      (Exact name of registrant as specified in charter)
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       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /
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                 Pre-Effective Amendment No.                       /   /
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              Post-Effective Amendment No. 13                      / X /

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      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY          / X /
                        ACT OF 1940                                 ----
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                    Amendment No. 14                               / X /

             (Check appropriate box or boxes)                       ----

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         PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND
                Registration No. 33-37001
                                 811-6176
      (Exact name of registrant as specified in charter)
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       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /
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                 Pre-Effective Amendment No.                       /   /
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              Post-Effective Amendment No. 15                      / X /

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      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY          / X /
                        ACT OF 1940                                 ----
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                    Amendment No. 15                               / X /

             (Check appropriate box or boxes)                       ----

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          PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND
                Registration No. 33-17344
                                 811-5335
      (Exact name of registrant as specified in charter)

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      One Post Office Square, Boston, Massachusetts 02109
      (Address of principal executive offices)

       Registrants' Telephone Number, including Area Code
                      (617) 292-1000
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       It is proposed that this filing will become effective
                   (check appropriate box)
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/   /  immediately upon filing pursuant to paragraph (b)
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/ X /  on March 30, 2002 pursuant to paragraph (b)

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/   /  60 days after filing pursuant to paragraph (a)(1)
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/  /   on (date) pursuant to paragraph (a)(1)
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/   /  75 days after filing pursuant to paragraph (a)(2)
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/   /  on (date) pursuant to paragraph (a)(2) of rule 485.
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If appropriate, check the following box:
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/   /  this post-effective amendment designates a new
----   effective date for a previously filed post-effective amendment.

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                JOHN R. VERANI, Vice President
               PUTNAM NEW YORK TAX EXEMPT INCOME FUND
             PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND
              PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND
                   One Post Office Square
                Boston, Massachusetts 02109
           (Name and address of agent for service)
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                         Copy to:
               JOHN W. GERSTMAYR, Esquire
                      ROPES & GRAY
               One International Place
             Boston, Massachusetts 02110



Prospectus

March 30, 2002

Putnam New York Tax Exempt Income Fund
Class A, B, C and M shares

Putnam New York Tax Exempt Opportunities Fund
Class A, B, C and M shares

Putnam New York Tax Exempt Money Market Fund

Class A shares
Investment Category: Tax-Exempt

This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages these funds.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summaries

 2  Goals

 2  Main investment strategies

 3  Main risks

 4  Performance information

 8  Fees and expenses

 9  What are each fund's main investment strategies and related risks?

15  Who manages the funds?

16  How does a fund price its shares?

16  How do I buy fund shares?

21  How do I sell fund shares?

23  How do I exchange fund shares?

24  Fund distributions and taxes

26  Financial highlights


[SCALE LOGO OMITTED]



Fund summaries

GOALS

Putnam New York Tax Exempt Income Fund (the "Income Fund"). The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as we believe to be consistent with preservation of capital.

Putnam New York Tax Exempt Opportunities Fund (the "Opportunities Fund"). The fund seeks high current income exempt from federal income tax and New York State and City personal income taxes.

Putnam New York Tax Exempt Money Market Fund (the "Money Market Fund"). The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as we believe to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

MAIN INVESTMENT STRATEGIES -- TAX EXEMPT INVESTMENTS

INCOME FUND AND OPPORTUNITIES FUND

We invest mainly in bonds that:

* pay interest that is exempt from federal income tax and New York State and City personal income taxes but that may be subject to federal alternative minimum tax (AMT),

* are investment-grade in quality, and

* have intermediate- to long-term maturities (three years or longer).

MONEY MARKET FUND

We invest mainly in instruments that:

* pay interest that is exempt from federal income tax and New York State and City personal income taxes but that may be subject to the AMT,

* are high quality, and

* have short-term maturities.

ALL FUNDS

We pursue the Income Fund's and the Money Market Fund's goal by investing, under normal circumstances, so that at least 90% of each fund's income distributions are exempt from federal income tax and New York State and City personal income taxes, except during times of adverse market conditions when more than 10% of the Income Fund's income distributions could be subject to these taxes. We pursue the Opportunities Fund's goal by investing, under normal circumstances, at least 80% of the fund's net assets in New York tax-exempt instruments. These investment policies cannot be changed without the approval of each fund's shareholders.

MAIN RISKS

The main risks that could adversely affect the value of each fund's shares and the total return on your investment include:

ALL FUNDS

* The risk that interest the fund receives might be taxable.

* The risk of investing mostly in a single state. Investments in a single state, even though representing a number of different issuers, may be affected by common economic forces and other factors. This vulnerability to factors affecting New York tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility.

INCOME FUND AND OPPORTUNITIES FUND

* The risk that movements in financial markets will adversely affect the value of each fund's investments. This risk includes interest rate risk, which is the risk that the prices of each fund's investments are likely to fall if interest rates rise. Interest rate risk is generally greater for investments with longer maturities.

* The risk that issuers of a fund's investments will not make, or will be perceived to be unlikely to make, timely payments of interest and principal. This credit risk is generally higher for debt that is below investment grade in quality.

MONEY MARKET FUND

* The risk that the effects of inflation may erode the value of your investment over time.

* The risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates.

The Opportunities Fund and the Money Market Fund are "non-diversified." The Opportunities Fund may invest more of its assets in the securities of fewer companies than a "diversified" fund, and may therefore be more exposed to the risk of loss from a few issuers than a fund that invests more broadly. Although the Money Market Fund is "non-diversified," its operations, under regulations applicable to money market funds, are similar to those of a diversified fund.

You can lose money by investing in a fund. A fund may not achieve its goal, and is not intended as a complete investment program. An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE INFORMATION

The following information provides some indication of each fund's risks. The charts show year-to-year changes in the performance of each fund's class A shares. The table following each chart compares a fund's performance to that of one or more broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.


INCOME FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

1992       10.01%
1993       13.25%
1994       -7.39%
1995       15.50%
1996        3.40%
1997        8.96%
1998        4.99%
1999       -3.50%
2000       12.43%
2001        3.58%


Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 7.12% (quarter ending 3/31/95) and the lowest return for a quarter was -6.15% (quarter ending 3/31/94).

-------------------------------------------------------------------------------
Average Annual Total Returns (for periods ending 12/31/01)
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                                              Past       Past       Past
                                             1 year     5 years    10 years
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Class A before taxes                         -1.38%      4.13%      5.37%
Class A after taxes on distributions         -1.39%      4.02%      5.22%
Class A after taxes on distributions
and sale of fund shares                       0.98%      4.27%      5.32%
Class B before taxes                         -1.92%      4.16%      5.14%
Class C before taxes                          1.76%      4.24%      5.00%
Class M before taxes                          0.07%      4.16%      5.18%
Lehman Municipal Bond Index (no
deduction for fees, expenses or taxes)        5.13%      5.99%      6.63%
-------------------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges; class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/01 and, for class B shares, assumes conversion to class A shares after eight years. For periods before the inception of class B shares (1/4/93), class C shares (7/26/99) and class M shares (4/10/95), performance shown for these classes in the table is based on the performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class B, class C and class M shares. The fund's performance is compared to the Lehman Municipal Bond Index, an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.


OPPORTUNITIES FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

1992       8.41%
1993       9.19%
1994      -2.83%
1995      16.49%
1996       3.81%
1997       8.89%
1998       5.28%
1999      -4.07%
2000      11.02%
2001       5.13%


Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 5.96% (quarter ending 3/31/95) and the lowest return for a quarter was -3.06% (quarter ending 3/31/94).


Average Annual Total Returns (for periods ending 12/31/01)
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                                              Past       Past       Past
                                             1 year     5 years    10 years
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Class A before taxes                          0.12%      4.11%      5.45%
Class A after taxes on distributions          0.12%      4.07%      5.42%
Class A after taxes on distributions
and sale of fund shares                       2.09%      4.30%      5.48%
Class B before taxes                         -0.54%      4.13%      5.26%
Class C before taxes                          3.42%      4.32%      5.14%
Class M before taxes                          1.46%      4.14%      5.26%
Lehman Municipal Bond Index (no
deduction for fees, expenses or taxes)        5.13%      5.99%      6.63%
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Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges; class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/01 and, for class B shares, assumes conversion to class A shares after eight years. For periods before the inception of class B shares (2/1/94), class C shares (7/26/99) and class M shares (2/10/95), performance shown for these classes in the table is based on the performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class B, class C and class M shares. The fund's performance is compared to the Lehman Municipal Bond Index, an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.


MONEY MARKET FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1992        2.47%
1993        1.63%
1994        2.03%
1995        3.24%
1996        2.90%
1997        2.94%
1998        2.84%
1999        2.60%
2000        3.37%
2001        1.99%


During the periods shown in the bar chart, the highest return for a quarter was 0.88% (quarter ending 6/30/00) and the lowest return for a quarter was 0.30% (quarter ending 12/31/01).

Average Annual Total Returns (for periods ending 12/31/01)
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                                              Past       Past       Past
                                             1 year     5 years    10 years
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Class A                                       1.99%      2.74%      2.60%
Merrill Lynch 91-Day
Treasury Bill Index                           4.42%      5.20%      4.86%
Lipper New York Tax Exempt
Money Market Fund Average                     2.12%      2.83%      2.68%
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The fund's performance is compared to the Merrill Lynch 91-Day Treasury Bill Index, an unmanaged index that seeks to measure the performance of U.S. Treasury bills currently available in the marketplace. The fund's performance is also compared to the Lipper New York Tax Exempt Money Market Fund Average, an unmanaged index of the arithmetic average of the total return of all New York tax-exempt money market mutual funds tracked by Lipper, Inc.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in a fund.
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                                       Class A   Class B    Class C    Class M
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Income Fund and Opportunities Fund

Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of the
offering price)                         4.75%      NONE       NONE      3.25%

Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase  price or redemption
proceeds, whichever  is lower)          NONE*     5.00%      1.00%      NONE
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Money Market Fund

Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of the
offering price)                         NONE

Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase  price or redemption
proceeds, whichever  is lower)          NONE
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Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
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                                                                Total Annual
                       Management   Distribution     Other    Fund Operating
                          Fees      (12b-1) Fees    Expenses     Expenses
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Income Fund
Class A                  0.50%         0.20%         0.11%         0.81%
Class B                  0.50%         0.85%         0.11%         1.46%
Class C                  0.50%         1.00%         0.11%         1.61%
Class M                  0.50%         0.50%         0.11%         1.11%
-------------------------------------------------------------------------------
Opportunities Fund
Class A                  0.50%         0.20%         0.17%         0.87%
Class B                  0.50%         0.85%         0.17%         1.52%
Class C                  0.50%         1.00%         0.17%         1.67%
Class M                  0.50%         0.50%         0.17%         1.17%
-------------------------------------------------------------------------------
Money Market Fund
Class A                  0.45%         NONE          0.35%         0.80%
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* A deferred sales charge of up to 1% on class A shares may be imposed on certain redemptions of shares bought without an initial sales charge.

EXAMPLE

The examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in each fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that each fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.
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                        1 year        3 years       5 years     10 years
-------------------------------------------------------------------------------
Income Fund
Class A                  $553          $720          $901         $1425
Class B                  $648          $761          $996         $1566*
Class B
(no redemption)          $148          $461          $796         $1566*
Class C                  $263          $507          $874         $1907
Class C
(no redemption)          $163          $507          $874         $1907
Class M                  $434          $665          $915         $1629
-------------------------------------------------------------------------------
Opportunities Fund
Class A                  $560          $739        $  934         $1497
Class B                  $655          $780        $ 1029         $1637*
Class B
(no redemption)          $155          $480        $  829         $1637*
Class C                  $270          $526        $  907         $1976
Class C
(no redemption)          $170          $526        $  907         $1976
Class M                  $440          $685        $  948         $1699
-------------------------------------------------------------------------------
Money Market Fund
Class A                   $82          $255          $444          $990
-------------------------------------------------------------------------------

* Reflects the conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.

What are each fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue each fund's goal by investing mainly in tax exempt investments. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with each fund's main investment strategies follows.

* Tax-exempt investments. These investments are issued by public authorities to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service or the New York State or City tax authority could make the income from some of these obligations taxable. Investments in securities of issuers located outside the respective state may be applied toward meeting a requirement to invest in a tax exempt investment if the security pays interest that is exempt from the federal and respective state income tax.

Interest income from private activity bonds may be subject to federal AMT for individuals. As a policy that cannot be changed without the approval of fund shareholders, we cannot include these investments for the purpose of complying with the 90% and 80% investment policies described in the "Fund summaries" section. Corporate shareholders will be required to include all tax-exempt interest dividends in determining their federal AMT. For more information, including possible state, local and other taxes, contact your tax advisor.

* General obligations. These are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government's power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

* Special revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds such as industrial development bonds, which are paid only from the revenues of the private owners or operators of the facilities. Investors can look only to the revenue generated by the project or the private company operating the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue.

* Interest rate risk. The values of bonds and other debt, including money market investments, usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally decrease the values of existing debt instruments. Changes in debt instrument's value usually will not affect the amount of income the fund receives from it, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

INCOME FUND AND OPPORTUNITIES FUND.

Some investments give the issuer the option to call, or redeem them, before their maturity date. If an issuer calls its securities during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

MONEY MARKET FUND.

The Money Market Fund's average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments.

Some investments have an interest rate that changes based on a market interest rate, and allow the holder to demand payment of principal and accrued interest before the scheduled maturity date. We measure the maturity of these obligations using the relatively short period in which payment could be demanded. Because the interest rates on these investments can change as market interest rates change, these investments are unlikely to be able to lock in favorable longer term interest rates.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

INCOME FUND AND OPPORTUNITIES FUND

The Income Fund invests mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 25% of the fund's total assets in non-investment grade investments.

However, we will not invest in investments rated lower than BB or its equivalent by each agency rating the investment, or unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced.

The Opportunities Fund invests in higher- and lower-rated investments. We invest most of the fund's assets in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest the rest of the fund's assets in non-investment-grade investments that are rated at least B or its equivalent by an agency rating the investment, or are unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Tax-exempt debt, particularly lower-rated tax-exempt debt, usually has a more limited market than taxable debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

MONEY MARKET FUND.

We buy only high quality investments. These are:

* rated in one of the two highest categories by at least two nationally recognized rating services,

* rated by one rating service in one of the service's two highest categories (if only one rating service has provided a rating) or

* unrated investments that we believe are of comparable quality.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangement. The main risk of investments backed by a letter of credit is that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

* Concentration of investments. We may make significant investments in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund's shares to change more than the values of shares of funds that invest in a greater variety of investments. Certain events may adversely affect all investments within a particular market segment. Examples include legislation or court decisions, concerns about pending legislation or court decisions, or lower demand for the services or products provided by a particular market segment.

Investing mostly in tax-exempt investments of a single state makes a fund more vulnerable to that state's economy and to factors affecting tax exempt issuers in that state than would be true for a more geographically diversified fund. These risks include:

* the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations,

* the introduction of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes, and

* economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

In addition, because of the relatively small number of issuers of tax-exempt securities, we will probably invest a higher percentage of assets in a single issuer. We may, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly.

At times, the funds and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The amount of information about the financial condition of issuers of tax exempt debt may not be as extensive as that which is made available by companies whose stock or debt is publicly traded.

* Derivatives.

INCOME FUND AND OPPORTUNITIES FUND

We may engage in a variety of transactions involving derivatives, such as futures, options, swap contracts and inverse floaters. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. We may use derivatives for both hedging and non-hedging purposes, such as to modify the behavior of an investment so it responds differently than it would otherwise to changes in a particular interest rate. For example, derivatives may increase or decrease an investment's exposure to long- or short-term interest rates or cause the value of an investment to move in the opposite direction from prevailing short-term or long-term interest rates. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the fund to receive taxable income, which could increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the fund's statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may also make other types of investments, such as investments in forward commitments, which may produce taxable income and be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep a fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing in taxable obligations. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a fund to miss out on investment opportunities, and may prevent a fund from achieving its goal.

* Changes in policies. The Trustees may change a fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

Each fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be each fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The Income Fund paid Putnam Management a management fee of 0.50% of average net assets for the fund's last fiscal year. The Opportunities Fund paid Putnam Management a management fee of 0.50% of average net assets for the fund's last fiscal year, and the Money Market Fund paid Putnam Management a management fee of 0.45% of the average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's Tax Exempt Fixed-Income Team has primary responsibility, and its members have joint responsibility, for the day-to-day management of each fund's portfolio.

How does a fund price its shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Income Fund and Opportunities Fund. Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

Money Market Fund. The Money Market Fund values its investments at amortized cost, which approximates market value.

How do I buy fund shares?

INCOME FUND AND OPPORTUNITIES FUND

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnaminvestments.com. For more information, contact your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and completed form to Putnam Investor Services.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 4.75%

* Lower sales charge for investments of $25,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C, or M shares because of lower 12b-1 fee

Class B shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of up to 5.00% if you sell shares within six years after purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* Convert automatically to class A shares after eight years, reducing the future 12b-1 fee (may convert sooner in some cases)

* Orders for one or more funds totaling $250,000 or more per day and cumulative orders of $1,000,000 or more in accounts eligible to purchase A shares with reduced or no initial sales charge under a right of accumulation will be treated as orders for class A shares or refused

Class C shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of 1.00% if you sell shares within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares because of the higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Initial sales charges for class A and M shares
-------------------------------------------------------------------------------
                        Class A sales charge         Class M sales charge
                         as a percentage of:         as a percentage of:
-------------------------------------------------------------------------------
Amount of purchase       Net amount    Offering    Net amount    Offering
at offering price ($)     invested      price*      invested      price*
-------------------------------------------------------------------------------
Under 25,000                4.99%        4.75%        3.36%        3.25%
25,000 but under 50,000     4.71         4.50         3.36         3.25
50,000 but under
100,000                     4.71         4.50         2.30         2.25
100,000 but under
250,000                     3.90         3.75         1.52         1.50
250,000 but under
500,000                     3.09         3.00         1.01         1.00
500,000 but under
1,000,000                   2.04         2.00         NONE         NONE
1,000,000 and above         NONE         NONE         NONE         NONE
-------------------------------------------------------------------------------
* Offering price includes sales charge.

Deferred sales charges for class B, class C and certain  class A shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase       1      2      3      4      5      6     7+
-------------------------------------------------------------------------------
Charge                    5%     4%     3%     3%     2%     1%    0%

A deferred sales charge of 1% will apply to class C shares if redeemed within one year of purchase. A deferred sales charge of up to 1% may apply to class A shares purchased without an initial sales charge if redeemed within two years of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. Each fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, and class M shares. The Trustees currently limit payments on class A, class B, and class M shares to 0.20%, 0.85% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.

MONEY MARKET FUND

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). Shares are sold at a NAV of $1.00 per share, without any initial sales charge.

Because the fund seeks to be fully invested at all times, it only sells shares to you when it receives "same-day funds," which are monies that are credited to the fund's designated bank account by the Federal Reserve Bank of Boston. If the fund receives same-day funds before the close of trading on the New York Stock Exchange, it will accept the order to buy shares that day.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnaminvestments.com. For more information, contact your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and completed form to Putnam Investor Services.

By mail. Complete an order form and send it to Putnam Investor Services with your check, Federal Reserve Draft or other negotiable bank draft drawn on a U.S. bank and payable in U.S. dollars to the order of the fund whose shares you want to buy. If you pay by Federal Reserve Draft, the fund will accept your order on the day it is received if the order is received before the close of regular trading on the New York Stock Exchange. If you pay by check or other draft, the fund's designated bank will make same-day funds available to the fund on the first business day after receipt of your check or draft, and the fund will then accept your order.

By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. See the order form for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund's designated bank by 3 p.m. Boston time. Your bank may charge you for wiring same-day funds. Although the fund's designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for tax-qualified retirement plans by wire transfer.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

* Distribution (12b-1) plan. The Money Market Fund has adopted a distribution plan to pay for the marketing of fund shares and for services provided to shareholders. The plan provides for payments at annual rates (based on average net assets) of up to 0.35% of the fund's average net assets, although the fund is not currently making any payments pursuant to the plan.

How do I sell fund shares?

You can sell your shares back to the appropriate fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 15 calendar days after the purchase date.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

By check (Money Market Fund only). If you would like to use the check-writing service, mark the proper box on the application or authorization form and complete the signature card (and, if applicable, the resolution). The fund will send you checks when it receives these properly completed documents. You can then make the checks for $250 or more payable to the order of anyone. When the check is presented for payment, the fund will redeem a sufficient number of full and fractional shares in your account at that day's NAV to cover the amount of the check and any applicable deferred sales charge.

The use of checks is subject to the rules of your fund's designated bank for its checking accounts. If you do not have a sufficient number of shares in your account to cover the amount of the check and any applicable deferred sales charge, the check will be returned and no shares will be redeemed. Because it is not possible to determine your account's value in advance, you should not write a check for the entire value of your account or try to close your account by writing a check. The funds may change or end check-writing privileges at any time without notice. The check-writing service is not available for tax-qualified retirement plans.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* When will the fund pay me? A fund generally sends you payment for your shares the business day after your request is received. Shareholders of the Money Market Fund may elect on their application to have payments (for amounts of at least $1,000) wired to an account in a commercial bank within the United States. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares for the Income Fund or the Opportunities Fund, and 500 shares for the Money Market Fund), the fund may redeem your shares without your permission and send you the proceeds. Each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Shareholders of the Money Market Fund may be required to pay a sales charge, which varies depending on the fund to which they exchange shares and the amount exchanged. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnaminvestments.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

Income Fund and Opportunities Fund. Each fund declares a distribution daily of all its net income. Each fund normally distributes any net investment income monthly and any net realized capital gains annually.

Money Market Fund. The fund declares a distribution daily of all its net income. The fund normally distributes any net income monthly.

You may choose to:

* (All funds) reinvest all distributions in additional shares;

* (Income Fund and Opportunities Fund) receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* (All funds) receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

Fund distributions designated as "tax-exempt dividends" are generally not subject to federal income tax. In addition, distributions from interest on New York tax-exempt investments, are generally exempt from New York State and City personal income taxes (but not from New York State corporate franchise or New York City general corporation taxes). However, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. New York does not tax any portion of social security or railroad retirement benefits. In addition, an investment in the fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

The Income Fund and the Opportunities Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For the purpose of federal income tax and New York State and City personal income taxes, some or all of this market discount will be included in the fund's ordinary income and will be taxable to you as such when it is distributed.

A fund's investments in these and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

For New York State and City personal income tax purposes, distributions derived from sources other than interest on (i) New York tax-exempt investments and (ii) obligations of the United States (or other obligations), which pay interest exempt from New York State and City personal income taxation under the Constitution or laws of the United States, will be taxable as ordinary income or as long-term capital gain, which is taxable at the same rate as ordinary income, whether paid in cash or reinvested in additional shares.

For federal income tax purposes, distributions of investment income other than "tax-exempt dividends" are taxable as ordinary income. Generally, gains realized by a fund on the sale or exchange of investments are taxable to you, even though the income from such investments generally are tax-exempt. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the funds before your investment (and thus were included in the price you paid). Distributions of gains from investments that a fund owned for more than one year are taxable as capital gains. Distributions of gains from investments that a fund owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand a fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information for the years ended November 30, 2001 and 2000 has been derived from the fund's financial statements, which have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request. The information for all periods prior to the year ended November 30, 2000 has been derived from the fund's financial statements which have been audited by the fund's previous independent accountants.




INCOME FUND

FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                        Year ended November 30
------------------------------------------------------------------------------------------------------------
                                          2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $8.52         $8.32         $9.05         $9.02         $8.91
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income                      .42           .45           .44           .43           .46
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .27           .20          (.65)          .13           .12
------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .69           .65          (.21)          .56           .58
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                         (.42)         (.45)         (.44)         (.43)         (.47)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              --            --          (.08)         (.10)           --
------------------------------------------------------------------------------------------------------------
Total distributions                       (.42)         (.45)         (.52)         (.53)         (.47)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $8.79         $8.52         $8.32         $9.05         $9.02
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                    8.24          8.07         (2.42)         6.47          6.69
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $1,362,488    $1,276,566    $1,374,040    $1,620,108    $1,725,773
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                  .81           .82           .83           .83           .79
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 4.80          5.40          5.02          4.79          5.19
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   18.63         14.86         13.24         31.55         81.95
------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.




INCOME FUND

FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                       Year ended November 30
------------------------------------------------------------------------------------------------------------
                                          2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $8.51         $8.31         $9.04         $9.00         $8.90
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income                      .37           .39           .38           .37           .40
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .25           .20          (.65)          .14           .11
------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .62           .59          (.27)          .51           .51
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                         (.36)         (.39)         (.38)         (.37)         (.41)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              --            --          (.08)         (.10)           --
------------------------------------------------------------------------------------------------------------
Total distributions                       (.36)         (.39)         (.46)         (.47)         (.41)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $8.77         $8.51         $8.31         $9.04         $9.00
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                    7.41          7.37         (3.06)         5.91          5.89
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $117,722      $163,839      $195,618      $231,057      $227,747
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                 1.46          1.47          1.48          1.48          1.44
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 4.18          4.75          4.37          4.12          4.53
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   18.63         14.86         13.24         31.55         81.95
------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.




INCOME FUND

FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------

                                                                                                   For the
                                                                                                   period
                                                                                                  July 26,
Per-share                                                                                         1999+ to
operating performance                                                 Year ended November 30       Nov. 30
------------------------------------------------------------------------------------------------------------
                                                                       2001            2000          1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                   $8.53           $8.32         $8.61
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income                                                   .35             .38           .13
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                              .26             .21          (.29)
------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                   .61             .59          (.16)
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                                                      (.35)           (.38)         (.13)
------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.35)           (.38)         (.13)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                         $8.79           $8.53         $8.32
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                 7.25            7.33         (1.87) *
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                       $5,145            $574          $356
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              1.61            1.62           .58 *
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                              3.93            4.57          1.59 *
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                18.63           14.86         13.24
------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.




INCOME FUND

FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                       Year ended November 30
------------------------------------------------------------------------------------------------------------
                                          2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $8.53         $8.33         $9.05         $9.02         $8.91
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income                      .40           .42           .41           .41           .43
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .26           .20          (.64)          .13           .12
------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .66           .62          (.23)          .54           .55
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                         (.40)         (.42)         (.41)         (.41)         (.44)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              --            --          (.08)         (.10)           --
------------------------------------------------------------------------------------------------------------
Total distributions                       (.40)         (.42)         (.49)         (.51)         (.44)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $8.79         $8.53         $8.33         $9.05         $9.02
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                    7.78          7.74         (2.60)         6.15          6.37
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $1,793        $1,531        $1,837        $2,394        $1,865
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                 1.11          1.12          1.13          1.13          1.09
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 4.51          5.11          4.72          4.47          4.87
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   18.63         14.86         13.24         31.55         81.95
------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.





OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------

                                                                       Two months
Per-share                                                                ended            Year ended
operating performance                  Year ended November 30           Nov. 30+         September 30
------------------------------------------------------------------------------------------------------------
                                   2001         2000         1999         1998         1998        1997
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $8.62        $8.52        $9.19        $9.27        $9.10       $8.87
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income               .46          .47          .46          .07          .46         .49
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          .29          .09         (.66)        (.08)         .21         .23
------------------------------------------------------------------------------------------------------------
Total from
investment operations               .75          .56         (.20)        (.01)         .67         .72
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                  (.46)        (.46)        (.44)        (.07)        (.47)       (.49)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       --           --         (.02)          --         (.03)         --
------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                  --           --         (.01)          --           --          --
------------------------------------------------------------------------------------------------------------
Total distributions                (.46)        (.46)        (.47)        (.07)        (.50)       (.49)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $8.91        $8.62        $8.52        $9.19        $9.27       $9.10
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             8.89         6.86        (2.33)        (.07) *      7.55        8.33
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                 $135,791     $129,535     $142,299     $166,816     $168,032    $165,993
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)           .87          .86          .93          .17 *       1.00         .96
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)          5.16         5.48         5.13          .79 *       5.00        5.42
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             5.10         6.00         9.36         9.22 *      42.76      117.00
------------------------------------------------------------------------------------------------------------

  + The fiscal year end was advanced from September 30 to November 30.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.





OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------

                                                                       Two months
Per-share                                                                ended            Year ended
operating performance                  Year ended November 30           Nov. 30+         September 30
------------------------------------------------------------------------------------------------------------
                                   2001         2000         1999         1998         1998        1997
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $8.61        $8.51        $9.19        $9.26        $9.09       $8.86
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income               .40          .41          .40          .06          .40         .43
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          .29          .10         (.67)        (.07)         .21         .23
------------------------------------------------------------------------------------------------------------
Total from
investment operations               .69          .51         (.27)        (.01)         .61         .66
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                  (.40)        (.41)        (.38)        (.06)        (.41)       (.43)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       --           --         (.02)          --         (.03)         --
------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                  --           --         (.01)          --           --          --
------------------------------------------------------------------------------------------------------------
Total distributions                (.40)        (.41)        (.41)        (.06)        (.44)       (.43)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $8.90        $8.61        $8.51        $9.19        $9.26       $9.09
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             8.19         6.17        (3.08)        (.07) *      6.86        7.63
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $58,190      $53,894      $65,168      $68,513      $68,547     $56,244
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)          1.52         1.51         1.58          .28 *       1.65        1.61
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)          4.51         4.84         4.48          .68 *       4.36        4.76
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             5.10         6.00         9.36         9.22 *      42.76      117.00
------------------------------------------------------------------------------------------------------------

  + The fiscal year end was advanced from September 30 to November 30.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.





OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------

                                                                                                   For the
                                                                                                   period
                                                                                                  July 26,
Per-share                                                                                         1999++ to
operating performance                                               Year ended November 30         Nov. 30
------------------------------------------------------------------------------------------------------------
                                                                    2001               2000          1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                $8.63              $8.52         $8.87
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income                                                .39                .40           .14
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                           .30                .11          (.35)
------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                .69                .51          (.21)
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                                                   (.39)              (.40)         (.14)
------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.39)              (.40)         (.14)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                      $8.93              $8.63         $8.52
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                              8.15               6.14         (2.39) *
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $2,880               $350          $247
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                           1.67               1.66           .61 *
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                           4.31               4.60          1.64 *
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              5.10               6.00          9.36
------------------------------------------------------------------------------------------------------------

 ++ Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.





OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------

                                                                       Two months
Per-share                                                                ended            Year ended
operating performance                  Year ended November 30           Nov. 30+         September 30
------------------------------------------------------------------------------------------------------------
                                   2001         2000         1999         1998         1998        1997
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $8.61        $8.51        $9.18        $9.25        $9.08       $8.86
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income               .43          .44          .43          .07          .43         .46
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          .29          .10         (.66)        (.07)         .21         .22
------------------------------------------------------------------------------------------------------------
Total from
investment operations               .72          .54         (.23)          --          .64         .68
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                  (.43)        (.44)        (.41)        (.07)        (.44)       (.46)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       --           --         (.02)          --         (.03)         --
------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                  --           --         (.01)          --           --          --
------------------------------------------------------------------------------------------------------------
Total distributions                (.43)        (.44)        (.44)        (.07)        (.47)       (.46)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $8.90        $8.61        $8.51        $9.18        $9.25       $9.08
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             8.57         6.54        (2.64)        (.01) *      7.23        7.89
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $2,000       $2,068       $2,447       $2,558       $2,433      $2,365
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)          1.17         1.16         1.23          .22 *       1.30        1.26
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)          4.86         5.18         4.84          .74 *       4.71        5.09
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             5.10         6.00         9.36         9.22 *      42.76      117.00
------------------------------------------------------------------------------------------------------------

  + The fiscal year end was advanced from September 30 to November 30.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.




MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                      Year ended November 30
------------------------------------------------------------------------------------------------------------
                                          2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income                    .0217        .0329        .0251        .0288        .0287
------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .0217        .0329        .0251        .0288        .0287
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                       (.0217)      (.0329)      (.0251)      (.0288)      (.0287)
------------------------------------------------------------------------------------------------------------
Total distributions                     (.0217)      (.0329)      (.0251)      (.0288)      (.0287)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                    2.20         3.34         2.55         2.91         2.91
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $41,243      $39,278      $41,051      $38,986      $44,101
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                  .80          .76          .77          .79          .83
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 2.14         3.43         2.60         2.88         2.92
------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestments.

(b) Includes amounts paid through expense offset arrangements.



Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

* SYSTEMATIC INVESTMENT PLAN Invest as much as you wish ($25 or more) on any business day of the month except for the 29th, 30th or 31st. The amount you choose will be automatically transferred from your checking or savings account.

* SYSTEMATIC WITHDRAWAL Make regular withdrawals of $50 or more monthly, quarterly, semiannually, or annually from your Putnam mutual fund account valued at $10,000 or more. Your automatic with drawal may be made on any business day of the month except for the 29th, 30th or 31st.

* SYSTEMATIC EXCHANGE Transfer assets automatically from one Putnam account to another on a regular, prearranged basis. There is no additional charge for this service.

* FREE EXCHANGE PRIVILEGE Exchange money between Putnam funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at www.putnaminvestments.com.

For more information about any of these services and privileges, call your financial advisor or a Putnam customer service representative toll free at 1-800-225-1581.


Putnam Family of Funds a

PUTNAM GROWTH FUNDS

Putnam Balanced Fund
Putnam Global Growth Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International New Opportunities Fund
Putnam Investors Fund
Putnam New Century Growth Fund b
Putnam New Opportunities Fund b
Putnam OTC & Emerging Growth Fund
Putnam Technology Fund
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II

PUTNAM BLEND FUNDS

Putnam Asia Pacific Growth Fund
Putnam Capital Appreciation Fund b
Putnam Capital Opportunities Fund
Putnam Emerging Markets Fund
Putnam Europe Growth Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam International Growth Fund
Putnam International Voyager Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund
Putnam Utilities Growth and Income Fund

PUTNAM VALUE FUNDS

Putnam Balanced Retirement Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
Putnam Global Growth and Income Fund
The Putnam Fund for Growth and Income
Putnam International Growth and Income Fund
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Small Cap Value Fund b

PUTNAM INCOME FUNDS

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Global Governmental Income Trust
Putnam High Yield Advantage Fund b
Putnam High Yield Trust b
Putnam High Yield Trust II
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Preferred Income Fund
Putnam Strategic Income Fund
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Putnam Municipal Income Fund
Putnam New York Tax Exempt Opportunities Fund c
Putnam Tax Exempt Income Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund
Putnam State tax-free income funds c
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments seeking to help maximize your return and reduce your risk.

The three portfolios:

Balanced Portfolio
Conservative Portfolio
Growth Portfolio

PUTNAM MONEY MARKET FUNDS d

Putnam Money Market Fund
Putnam California Tax Exempt Money Market Fund c
Putnam New York Tax Exempt Money Market Fund c
Putnam Tax Exempt Money Market Fund

a As of 12/31/01.

b New investments restricted; see your financial advisor for details.

c Not available in all states.

d Investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve an investment's net asset value at $1.00 per share, it is possible to lose money by investing in them.

Please call your financial advisor or Putnam Investor Services to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Read it carefully before you invest or send money.


For more information about Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Opportunities Fund, and Putnam New York Tax Exempt Money Market Fund

Each fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent accountants' reports and financial statements included in each fund's three most recent annual reports to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. Each fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.



PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com

             Putnam New York Tax Exempt
             Income Fund 811-3741

             Putnam New York Tax Exempt
             Opportunities Fund 811-6176

             Putnam New York Tax Exempt
             Money Market Fund 811-5335       NP051 79777 3/02



PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND
PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")


March 30, 2002

This SAI is not a prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the funds' annual reports. For a free copy of the funds' annual reports or prospectus dated March 30, 2002, as revised from time to time, call Putnam
Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.


Part I of this SAI contains specific information about the funds. Part II includes information about these funds and the other Putnam funds.


TABLE OF CONTENTS

PART I

FUND ORGANIZATION AND CLASSIFICATION                                I-3
INVESTMENT RESTRICTIONS                                             I-4
CHARGES AND EXPENSES                                                I-6

INVESTMENT PERFORMANCE                                             I-24
AMORTIZED COST VALUATION AND DAILY DIVIDENDS (THE MONEY
MARKET FUND ONLY)                                                  I-27
ADDITIONAL OFFICERS                                                I-28
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS                   I-28


Part II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS          II-1

TAXES                                                             II-26
MANAGEMENT                                                        II-30
DETERMINATION OF NET ASSET VALUE                                  II-41
HOW TO BUY SHARES                                                 II-42
DISTRIBUTION PLANS                                                II-53
INVESTOR SERVICES                                                 II-56
SIGNATURE GUARANTEES                                              II-60
SUSPENSION OF REDEMPTIONS                                         II-60
SHAREHOLDER LIABILITY                                             II-61
STANDARD PERFORMANCE MEASURES                                     II-61
COMPARISON OF PORTFOLIO PERFORMANCE                               II-62
SECURITIES RATINGS                                                II-67
DEFINITIONS                                                       II-72


SAI
PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam New York Tax Exempt Income Fund (the "Income Fund"), Putnam New York Tax Exempt Opportunities Fund (the "Opportunities Fund") and Putnam New York Tax Exempt Money Market Fund (the "Money Market Fund') are Massachusetts business trusts organized on May 12, 1983, September 20, 1990 and September 2, 1987, respectively. A copy of each Agreement and Declaration of Trust for the funds, which are governed by Massachusetts law, are on file with the Secretary of State of The Commonwealth of Massachusetts.

Each fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although these funds are not required to hold annual meetings of their shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote, have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

The Income Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of the total assets of the Income Fund, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of the Income Fund's total assets are not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.


INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the fund's outstanding voting securities, each fund may not and will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3a) (Income and Money Market Funds only) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(3b) (Opportunities Fund only) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4a) (Income and Opportunities Funds only) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(4b) (Money Market Fund only) Purchase or sell commodities or commodity contracts except financial futures contracts and related options.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6a) (Income Fund only) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(6b) (Opportunities and Money Market Funds only) With respect to 50% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7a) (Income Fund and Money Market Funds only) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of nongovernmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(7b) (Opportunities Fund only) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or New York tax-exempt securities, except obligations backed only by the assets and revenues of nongovernmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(8a) (Income Fund only) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8b) (Opportunities and Money Market Funds only) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(9a) (Income Fund only) Issue any class of securities that is senior to the fund's shares of beneficial interest.

(9b) (Opportunities and Money Market Funds only) Issue any class of securities that is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares of are represented at the meeting in person or by proxy.

The Money Market Fund has no present intention of engaging in options or futures transactions and the Income Fund has no present intention of selling options, as addressed in fundamental investment restrictions
(4a) and (4b).

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

Each fund may not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments (other than pursuant to the non-fundamental restriction) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


CHARGES AND EXPENSES

Management fees

Pursuant to Management Contracts dated July 1, 1999, the Income Fund and the Opportunities Fund each pay a quarterly fee to Putnam Management based on the average net assets of that fund, as determined at the close of each business day during the quarter, at the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) at the following annual rates expressed as a percentage of each fund's average net assets:




Fund name            Contract date     Rates

Income Fund          July 1, 1999      0.60% of the first $500 million of average net assets,
Opportunities Fund                     0.50% of the next $500 million of average net assets,
                                       0.45% of the next $500 million of average net assets,
                                       0.40% of the next $5 billion of average net assets,
                                       0.375% of the next $5 billion of average net assets,
                                       0.355% of the next $5 billion of average net assets,
                                       0.340% of the next $5 billion of average net assets,
                                       0.33% of any excess thereafter.

Prior to July 1, 1999, pursuant to management contracts then in effect, the management fees payable to Putnam Management by the Income Fund and the Opportunities Fund were paid at the following rates:

Income Fund          January 20, 1997  0.60% of the first $500 million of average net assets,
                                       0.50% of the next $500 million of average net assets,
                                       0.45% of the next $500 million of average net assets,
                                       0.40% of the next $5 billion of average net assets,
                                       0.375% of the next $5 billion of average net assets,
                                       0.355% of the next $5 billion of average net assets,
                                       0.340% of the next $5 billion of average net assets,
                                       0.33% of any excess thereafter.

Opportunities Fund   March 5, 1992,
              (as amended January 1, 1995)
                                       0.60% of the first $500 million of average net assets,
                                       0.50% of the next $500 million of average net assets,
                                       0.45% of the next $500 million of average net assets,
                                       0.40% of the next $5 billion of average net assets,
                                       0.375% of the next $5 billion of average net assets,
                                       0.355% of the next $5 billion of average net assets,
                                       0.340% of the next $5 billion of average net assets,
                                       0.33% of any excess thereafter.

The Money Market Fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the following rates expressed as a percentage of the fund's average net assets:

Money Market Fund    January 20, 1997  0.45% of the first $500 million of average net assets,
                                       0.35% of the next $500 million of average net assets,
                                       0.30% of the next $500 million of average net assets,
                                       0.25% of the next $5 billion of average net assets,
                                       0.225% of the next $5 billion of average net assets,
                                       0.205% of the next $5 billion of average net assets,
                                       0.19% of the next $5 billion of average net assets,
                                       0.18% of any excess thereafter.




For the past three fiscal years, pursuant to its management contract then in effect, each fund incurred the following fees:

                     Fiscal          Management
                     year            fee paid

Income Fund          2001            $7,447,547

                     2000            $7,294,424
                     1999            $8,685,061




Opportunities Fund   2001              $964,205

                     2000              $955,899
                     1999            $1,271,129




Money Market Fund    2001              $174,735

                     2000              $181,316
                     1999              $175,540




Brokerage commissions

The following table shows brokerage commissions each fund paid during the fiscal periods indicated.

                     Fiscal          Brokerage
                     year            commissions

Income Fund          2001             $16,680

                     2000             $15,235
                     1999             $27,536




Opportunities Fund   2001                $933

                     2000              $1,972
                     1999              $2,562


Money Market Fund    2001                  $0
                     2000                  $0

                     1999                  $0




Administrative expense reimbursement


The funds reimbursed Putnam Management for administrative services during fiscal 2001, including compensation of certain fund officers and contributions to the Putnam Investments, Inc. Profit Sharing
Retirement Plan for their benefit, as follows:



                                                    Portion of total
                                                    reimbursement for
                                                    compensation and
                           Total reimbursement        contributions


Income Fund                           $0                    $0
Opportunities Fund                $8,470                $7,049
Money Market Fund                 $4,663                $3,881


Trustee responsibilities and fees


The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The table below shows the value of each Trustee's holdings in each fund and in all of the Putnam Funds as of December 31, 2001.




                         Dollar range of       Dollar range of        Dollar range of     Aggregate dollar range
                         Putnam New York      Putnam New York Tax    Putnam New York Tax   of shares held in all
                        Tax Exempt Income    Exempt Opportunities    Exempt Money Market   of the Putnam funds
Name of Trustee         Fund shares owned     Fund shares owned       Fund shares owned    overseen by Trustee
Jameson A. Baxter           $1-$10,000            $1-$10,000            $1-$10,000           over $100,000
Charles B. Curtis           $1-$10,000            $1-$10,000            $1-$10,000           over $100,000
John A. Hill                $1-$10,000       $10,001-$50,000         over $100,000           over $100,000
Ronald J. Jackson           $1-$10,000            $1-$10,000            $1-$10,000           over $100,000
Paul L. Joskow              $1-$10,000            $1-$10,000            $1-$10,000           over $100,000
Elizabeth T. Kennan         $1-$10,000            $1-$10,000            $1-$10,000           over $100,000
John H. Mullin, III         $1-$10,000            $1-$10,000            $1-$10,000           over $100,000
Robert E. Patterson               none            $1-$10,000                  none           over $100,000
W. Thomas Stephens          $1-$10,000                  none            $1-$10,000           over $100,000
W. Nicholas Thorndike       $1-$10,000            $1-$10,000            $1-$10,000           over $100,000
*Lawrence J. Lasser         $1-$10,000            $1-$10,000            $1-$10,000           over $100,000
*George Putnam, III         $1-$10,000            $1-$10,000            $1-$10,000           over $100,000
*A.J.C. Smith          $10,001-$50,000            $1-$10,000         over $100,000           over $100,000


* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management.
George Putnam, III is the President of the Fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments, LLC and Putnam Management. Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management. A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.
The Trustees meet monthly over a two-day period, except in August. The Executive Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The Committees of the Board of Trustees, and the number of times each Committee met during your fund's fiscal year, are shown in the table below:

Audit and Pricing Committee*                        9
Board Policy and Nominating Committee**             5
Brokerage and Custody Committee                     4
Communication, Service and Marketing Committee      6
Contract Committee                                 11
Distributions Committee                             2
Executive Committee                                 4
Investment Oversight Committee                      9

* Effective February 2002, the responsibilities of the Audit Committee and Pricing Committee were combined into the Audit and Pricing
Committee. The number of meetings shown represents the number of meetings held during your fund's last fiscal year by the Audit
Committee. The Pricing Committee met 5 times during your fund's last fiscal year.

** Effective March 2002, the Proxy Committee was combined with the Board Policy and Nominating Committee. The number of meetings shown represents the number of meetings held during your fund's last fiscal year by the Board Policy and Nominating Committee. The Proxy Committee met 3 times during your fund's last fiscal year.

The following tables show the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal year 2001, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2001:





Income Fund
COMPENSATION TABLE



              [Estimated
               aggregate/                            Estimated annual        Total
               Aggregate]     Pension or retirement  benefits from all   compensation
            compensation from  benefits accrued as    Putnam funds upon  from all Putnam
Trustees/Year  the fund (1)    part of fund expenses   retirement (2)      funds (3)
----------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)         $1,816               $437                $100,000          $205,750

Charles B. Curtis/
2001 (8)            693                 --                $100,000            92,000

Hans H. Estin/
1972 (5)          1,082                889                 $97,904           109,000

John A. Hill/
1985 (4)(7)       2,802                755                 200,000           403,500

Ronald J. Jackson/
1996 (4)          1,817                431                 100,000           205,750

Paul L. Joskow/
1997 (4)          1,777                358                 100,000           201,250

Elizabeth T. Kennan/
1992              1,796                641                 100,000           203,500

Lawrence J. Lasser/
1992 (6)              0                288                  92,500                --

John H. Mullin, III/
1997 (4)          1,814                538                 100,000           205,500

Robert E. Patterson/
1984              1,808                316                 100,000           204,750

George Putnam, III/
1984 (7)          2,268                314                 125,000           249,750

A.J.C. Smith/
1986 (6)              0                619                  91,833                --

W. Thomas Stephens/
1997 (4)          1,774                503                 100,000           201,000

W. Nicholas Thorndike/
1992              1,784                899                 100,000           202,000



(1) Includes an annual retainer and an attendance fee for each meeting attended.


(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2001.

(3) As of December 31, 2001, there were 123 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin, and Mr. Stephens as of November 30, 2001 were $20,632, $9,362, $1,235, $7,003 and
$3,526, respectively, including income earned on such amounts.

(5) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

(6) Commencing July 1, 2000, Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees.
The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to that date.


(7) Includes additional compensation for services commencing July 1, 2000.

(8) Elected by the Board of Trustees as a Trustee effective July 1, 2001. The fund will not accrue expenses for Mr. Curtis' retirement and pension benefits until 2002.




Opportunities Fund
COMPENSATION TABLE



              [Estimated
               aggregate/                            Estimated annual        Total
               Aggregate]     Pension or retirement  benefits from all   compensation
            compensation from  benefits accrued as    Putnam funds upon  from all Putnam
Trustees/Year  the fund (1)    part of fund expenses   retirement (2)      funds (3)
----------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)         $688                 $168                $100,000          $205,750

Charles B. Curtis/
2001 (8)          260                    0                $100,000            92,000

Hans H. Estin/
1972 (5)          413                  341                 $97,904           109,000

John A. Hill/
1985 (4)(7)     1,031                  290                 200,000           403,500

Ronald J. Jackson/
1996 (4)          688                  166                 100,000           205,750

Paul L. Joskow/
1997 (4)          673                  138                 100,000           201,250

Elizabeth T. Kennan/
1992              680                  246                 100,000           203,500

Lawrence J. Lasser/
1992 (6)            0                  110                  92,500                --

John H. Mullin, III/
1997 (4)          687                  207                 100,000           205,500

Robert E. Patterson/
1984              685                  122                 100,000           204,750

George Putnam, III/
1984 (7)          754                  120                 125,000           249,750

A.J.C. Smith/
1986 (6)            0                  237                  91,833                --

W. Thomas Stephens/
1997 (4)          672                  193                 100,000           201,000

W. Nicholas Thorndike/
1992              676                  345                 100,000           202,000



(1) Includes an annual retainer and an attendance fee for each meeting attended.


(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2001.

(3) As of December 31, 2001, there were 123 funds in the Putnam family.


(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.


(5) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

(6) Commencing July 1, 2000, Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees.
The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to that date.

(7) Includes additional compensation for services commencing July 1, 2000.

(8) Elected by the Board of Trustees as a Trustee effective July 1, 2001. The fund will not accrue expenses for Mr. Curtis' retirement and pension benefits until 2002.




Money Market Fund
COMPENSATION TABLE




              [Estimated
               aggregate/                            Estimated annual        Total
               Aggregate]     Pension or retirement  benefits from all   compensation
            compensation from  benefits accrued as    Putnam funds upon  from all Putnam
Trustees/Year  the fund (1)    part of fund expenses   retirement (2)      funds (3)
----------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)         $344                 $84                 $100,000          $205,750

Charles B. Curtis/
2001 (8)          130                  --                 $100,000            92,000

Hans H. Estin/
1972 (5)          206                 170                  $97,904           109,000

John A. Hill/
1985 (4)(7)       510                 145                  200,000           403,500

Ronald J. Jackson/
1996 (4)          344                  83                  100,000           205,750

Paul L. Joskow/
1997 (4)          337                  69                  100,000           201,250

Elizabeth T. Kennan/
1992              340                 123                  100,000           203,500

Lawrence J. Lasser/
1992 (6)            0                  56                   92,500                --

John H. Mullin, III/
1997 (4)          344                 103                  100,000           205,500

Robert E. Patterson/
1984              342                  61                  100,000           204,750

George Putnam, III/
1984 (7)          420                  60                  125,000           249,750

A.J.C. Smith/
1986 (6)            0                 120                   91,833                --

W. Thomas Stephens/
1997 (4)          336                  96                  100,000           201,000

W. Nicholas Thorndike/
1992              338                 172                  100,000           202,000



(1) Includes an annual retainer and an attendance fee for each meeting attended.


(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2001.

(3) As of December 31, 2001, there were 123 funds in the Putnam family.


(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.


(5) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

(6) Commencing July 1, 2000, Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees.
The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to that date.

(7) Includes additional compensation for services commencing July 1, 2000.

(8) Elected by the Board of Trustees as a Trustee effective July 1, 2001. The fund will not accrue expenses for Mr. Curtis' retirement and pension benefits until 2002.


Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.


The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in
Part II of this SAI.

Share ownership


At February 28, 2002, the officers and Trustees of the Money Market Fund as a group owned approximately 4.42% of the outstanding shares of the fund, and no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

At February 28, 2002, the officers and Trustees of the Income and Opportunities Funds as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.


Income Fund

               Shareholder name                              Percentage
Class             and address                                   Owned


  A            Merrill, Lynch, Pierce, Fenner & Smith          10.50%
               4800 Deer Lake Drive East
               Jacksonville, FL 32246-6484

  B            Merrill, Lynch, Pierce, Fenner & Smith           8.60%
               4800 Deer Lake Drive East
               Jacksonville, FL 32246-6484

  C            NFSC FEBO                                       12.50%
               200 Liberty Street
               New York, NY 10281

  C            Merrill, Lynch, Pierce, Fenner & Smith           8.80%
               4800 Deer Lake Drive East
               Jacksonville, FL 32246-6484

  C            Salomon Smith Barney                             7.20%
               333 West 34th Street, 3rd Floor
               New York, NY 10001

  M            Concetta Lacorte                                19.50%
               9005 165th Avenue
               Howard Beach, NY 11414

  M            Siupeli Malamala                                 7.80%
               21 Carlyle Drive
               Glen Cove, NY 11542

  M            Stephen Bartenope                                5.90%
               78 3rd Place
               Brooklyn, NY 11231

  M            Maria Stagni                                     5.80%
               32-36 35th Street
               Astoria, NY 11106

  M            Albert Detiberiis                                5.70%
               8905 103rd Avenue
               Ozone Park, NY 11417- 1358



Opportunities Fund

               Shareholder name                              Percentage
Class             and address                                   Owned


  A            Merrill, Lynch, Pierce, Fenner & Smith          6.70%%
               4800 Deer Lake Drive East
               Jacksonville, FL 32246-6484

  B            Merrill, Lynch, Pierce, Fenner & Smith           7.10%
               4800 Deer Lake Drive East
               Jacksonville, FL 32246- 6484

  C            Salomon Smith Barney                            20.20%
               333 West 34th Street, 3rd Floor
               New York, NY 10001

  C            Merrill, Lynch, Pierce, Fenner & Smith          13.00%
               4800 Deer Lake Drive East
               Jacksonville, FL 32246-6484

  C            Donaldson Lufkin Jenrette                       11.90%
               P.O. Box 2052
               Jersey City, NJ 07303

  C            US Clearing Corp.                                5.30%
               26 Broadway
               New York, NY 10004

  M            Donaldson Lufkin Jenrette                       37.90%
               P.O. Box 2052
               Jersey City, NJ 07303

  M            Edward D. Jones & Co.                            7.40%
               201 Progress Parkway
               Maryland Heights, MO 63043-3003

  M            NFSC FEBO                                        6.90%
               200 Liberty Street
               New York, NY 10281

  M            NFSC FEBO                                        6.80%
               200 Liberty Street
               New York, NY 10281

  M            NFSC FEBO                                        5.80%
               200 Liberty Street
               New York, NY 10281


Distribution fees


During fiscal 2001, the fund paid the following 12b-1 fees to Putnam Retail Management:


                        Class A        Class B        Class C        Class M


Income Fund           $2,668,740     $1,282,806        $22,140         $8,307

Opportunities Fund      $266,098       $476,513        $15,671        $10,282

Class A sales charges and contingent deferred sales charges


Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:


                                        Sales charges
                   Total               retained by Putnam         Contingent
Fiscal           front-end             Retail Management        deferred sales
 year          sales charges        after dealer concessions        charges

Income Fund
2001            $1,082,650                  $81,646                 $1,606
2000              $580,612                  $48,904                 $4,117
1999              $964,854                  $66,218                 $3,396

Opportunities Fund
2001              $267,863                  $16,818                 $9,969
2000              $102,894                   $6,162                 $2,413
1999              $245,268                  $15,250                 $5,654



Class B contingent deferred sales charges


Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:



                     Contingent deferred
Fiscal year            sales charges

Income Fund
2001                       $146,618
2000                       $258,697
1999                       $366,966

Opportunities Fund
2001                        $70,365
2000                       $189,840
1999                       $179,765



Class C contingent deferred sales charges


Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:



                     Contingent deferred
Fiscal year            sales charges

Income Fund
2001                       $1,367
2000                          $30
1999*                        $210


Opportunities Fund
2001                         $659
2000                         $186
1999*                          $0

* The inception date of Class C shares for the fund was on July 26, 1999. The figure represents charges incurred from that date until the fund's fiscal year end on November 30, 1999.

Class M sales charges


Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:


                                        Sales charges
                   Total               retained by Putnam
Fiscal           front-end             Retail Management
 year          sales charges        after dealer concessions

Income Fund
2001               $3,620                     $327
2000               $2,069                     $168
1999               $5,572                     $369

Opportunities Fund
2001               $1,562                     $151
2000               $2,053                     $160
1999               $5,630                     $587



Investor servicing and custody fees and expenses


During the 2001 fiscal year, each fund incurred the following fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company:

Income Fund              $1,106,445
Opportunities Fund         $209,442
Money Market Fund           $75,711


INVESTMENT PERFORMANCE
Standard performance measures

Income Fund

(for periods ended November 30, 2001)


                         Class A     Class B     Class C     Class M
Inception date:           9/2/83      1/4/93     7/26/99     4/10/95

Average annual
total return


1 year                     3.15%       2.41%       6.25%       4.24%
5 years                    4.32%       4.29%       4.41%       4.32%
10 years                   5.70%       5.46%       5.33%       5.50%


Yield


30-day Yield               3.90%       3.44%       3.28%       3.67%
Taxable equivalent yield*  6.87%       6.06%       5.78%       6.47%
Taxable equivalent yield** 7.15%       6.31%       6.02%       6.73%


Opportunities Fund

(for periods ended November 30, 2001)


                        Class  A     Class B     Class C     Class M
Inception date:          11/7/90      2/1/94     7/26/99     2/10/95

Average annual
total return


1 year                     3.72%       3.19%       7.15%       5.03%
5 years                    4.25%       4.25%       4.46%       4.29%
10 years                   5.72%       5.50%       5.40%       5.51%


Yield

30-day yield               4.25%       3.80%       3.64%       4.02%
Taxable equivalent yield*  7.49%       6.70%       6.42%       7.09%
Taxable equivalent yield** 7.80%       6.97%       6.68%       7.37%


Money Market Fund ++

(for period ended November 30, 2001)


Inception date:         10/26/87

Yield

7-day yield                1.13%
Taxable equivalent yield*  1.99%
Taxable equivalent yield** 2.07%

7-day effective yield      1.14%
Taxable equivalent yield*  2.01%
Taxable equivalent yield** 2.09%

* Assumes the maximum combined 43.27% federal and New York State tax rate, and does not consider any alternative minimum tax liability. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the maximum federal income tax rate for the years 2002 and 2003 is 38.6%. This maximum rate is reduced to 37.6% for 2004 and 2005, and then is reduced to 35% in 2006. This reduction in federal income tax rates will reduce the advantage you gain from investing in tax-free investment vehicles. The lower your combined federal and state tax rate, the less advantage you gain from investing in tax-free investment vehicles. Results for investors subject to lower tax rates would not be as advantageous. A federal tax benefit is provided for the state and city income tax paid. The tables do not take into account, among other things, the effects of the federal alternative minimum tax or capital gains taxes. In addition, the fund may invest in securities that are not exempt from federal or state income taxes, although they do not intend to do so under normal circumstances. Consult your financial advisor for more information.

** Assumes a combined 2001 federal, New York State and New York City tax rate of 45.49%, which excludes the 14% New York City additional tax applicable through 2001, and does not consider any alternative minimum tax liability. Results for investors subject to lower tax rates would not be as advantageous.


++ Yield more closely reflects the current earnings of the Money Market Fund than total return.

Returns for class A and class M shares of the Income and Opportunities funds reflect the deduction of the current maximum initial sales charge which is 4.75% for class A shares and 3.25% for class M shares.

Returns for class B and class C shares for the Income Fund and Opportunities Fund reflect the deduction of the applicable contingent sales charge ("CDSC") which for class B is 5% the first year, declining to 1% in the sixth year, and is eliminated thereafter, and for class C is 1% in the first year and eliminated thereafter.

Returns shown for class B, class C and class M shares for the Income Fund and Opportunities Fund for periods prior to their inception are derived from historical performance of class A shares, adjusted to reflect both the deduction of the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B, class C and class M shares, the higher operating expenses applicable to such shares.

Returns shown for class A shares of the Income Fund and Opportunities Fund have not been adjusted to reflect payments under the class A distribution plan prior to its implementation. All returns assume reinvestment of distributions at net asset value and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

See "Standard Performance Measures" in Part II of this SAI for information on how performance is calculated.

Qualification and Registration Fees (the Money Market Fund Only)

The Money Market Fund pays all fees for its qualification or registration as an issuer or broker-dealer or for registration of its shares in states in connection with such qualifications or registrations.


AMORTIZED COST VALUATION AND DAILY DIVIDENDS (THE MONEY MARKET FUND
ONLY)

The valuation of the Money Market Fund's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees.
The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Money Market Fund would receive if the instruments were sold. Consequently, in the absence of circumstances described below, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not be reflected either in the computation of net asset value of the Money Market Fund's portfolio or in the daily computation of net income. Under the procedures adopted by the Trustees, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less from the time of investment and invest in securities determined to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures will include review of the Money Market Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Money Market Fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming of shares in kind; or establishing a net asset value per share by using readily available market quotations.

Since the net income of the Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the Money Market Fund normally remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Money Market Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Money Market Fund in the shareholder's account on the tenth day of the next month (or, if that day is not a business day, on the next business day). It is expected that the Money Market Fund's net income will be positive each time it is determined. However, if because an unexpected liability must be accrued or a loss realized or for any other reason the net income of the Money Market Fund determined at any time is a negative amount, each shareholder's pro rata share of such negative amount will constitute a liability of the shareholder to the Money Market Fund. Any such liability will be paid at such times and in such manner as the Trustees may determine by reducing the amount of such shareholder's accrued dividend account, by reducing the number of shares in a shareholder's account, or otherwise.


ADDITIONAL OFFICERS


In addition to the persons listed as fund officers in Part II of this SAI, the following persons are also Vice Presidents of each fund and certain of the other Putnam funds, the total number of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, LLC. The address of each Officer is One Post Office Square, Boston, MA 02109.




Name, Date of Birth,                 Length of Service with     Principal Occupation(s)
(# of funds)                           the Putnam Funds          During Past 5 Years

Jerome J. Jacobs, 8/20/58, (26)        October 1996             Managing Director of Putnam Management

Stephen M. Oristaglio, 8/21/55, (89)   July 1998                Senior Managing Director of Putnam
                                                                Management. Prior to July 1998, Managing
                                                                Director, Swiss Bank Corp.




INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


KPMG LLP, 99 High Street, Boston, Massachusetts 02110, are the funds' independent accountants providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. For all periods prior to the year ended November 30, 2000, the funds' independent accountants were PricewaterhouseCoopers LLP. The Reports of Independent Accountants, financial highlights and financial statements included in the funds' Annual Reports for the fiscal years ended November 30, 1999, November 30, 2000 and November 30, 2001, are incorporated by reference into this SAI. The Income Fund's Annual Report for the fiscal year ended November 30, 2001 was filed electronically on January 22, 2002 (File No. 811-3741). The Opportunities Fund's Annual Report for the fiscal year ended November 30, 2001 was filed electronically on January 17, 2002 (File No. 811-6176). The Money Market Fund's Annual Report for the fiscal year ended November 30, 2001 was filed electronically on January 22, 2002 (File No. 811-5335). The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the reports of the independent accountants and previous independent accountants, PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.


TABLE OF CONTENTS
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS         II-1
TAXES                                                            II-26
MANAGEMENT                                                       II-30
DETERMINATION OF NET ASSET VALUE                                 II-41
HOW TO BUY SHARES                                                II-42
DISTRIBUTION PLANS                                               II-53
INVESTOR SERVICES                                                II-56
SIGNATURE GUARANTEES                                             II-60
SUSPENSION OF REDEMPTIONS                                        II-60
SHAREHOLDER LIABILITY                                            II-61
STANDARD PERFORMANCE MEASURES                                    II-61
COMPARISON OF PORTFOLIO PERFORMANCE                              II-62
SECURITIES RATINGS                                               II-67
DEFINITIONS                                                      II-72

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION ("SAI")
PART II

As noted in the prospectus, in addition to the principal investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in the fund's prospectus or Part I of this SAI, or by applicable law, the fund may engage in each of the practices described below. Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described below apply to them.


MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

Foreign Investments

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with
investments in "emerging markets."   For example, political and economic
structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage without limit in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Investments in Miscellaneous Fixed-Income Securities

If the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values
of lower-rated securities.   Changes by nationally recognized securities
rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Loan Participations

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Mortgage Related and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.
These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.
The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. These types of instruments are often structured to perform in a similar fashion to a broad based securities index. Investing in these types of securities involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and the corresponding state's personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The money market funds may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the fund.

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Additional risks. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Alternative Investment Strategies

Under normal market conditions, each fund seeks to remain fully invested and to minimize its cash holdings. However, at times Putnam Management may judge that market conditions make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the funds may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or any other securities Putnam Management considers consistent with such defensive strategies.

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Futures Contracts and Related Options

Subject to applicable law the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index.
The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Forward Commitments

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI. The fund's use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Industry and sector groups

Putnam uses a customized set of industry and sector groups for classifying securities ("Putnam Investment Codes"). The Putnam Investment Codes are based on an expanded Standard & Poor's industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities.


TAXES

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner, to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

Hedging transactions. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Pursuant to tax legislation enacted in 2001, the back-up withholding tax rate will be (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisers in this regard.



MANAGEMENT

Trustees

Name, Address 1, Date of
Birth, Position(s) Held
with Fund and Length of          Principal
Service as a Putnam Fund     Occupation(s) During       Other Directorships
Trustee 2                       Past 5 Years             Held by Trustee
Jameson A. Baxter             President, Baxter          Director of ASHTA Chemicals, Inc., Banta
(9/6/43), Trustee since       Associates, Inc. (a        Corporation (a printing and digital imaging firm),
1994                          management consulting      Intermatic Corporation (manufacturer of energy
                              and private investments    control products) and Ryerson Tull, Inc. (a steel
                              firm).                     service corporation). Advocate Health Care and
                                                         the National Center for Nonprofit Boards.
                                                         Chairman Emeritus of the Board of Trustees,
                                                         Mount Holyoke College.
-----------------------------------------------------------------------------------------------------------
Charles B. Curtis (4/27/40),  President and Chief        Member of the Council on Foreign Relations, the
Trustee since 2001            Operating Officer,         Electric Power Research Institute Advisory
                              Nuclear Threat             Council, the Board of Directors of the Gas
                              Initiative (a private      Technology Institute, the University of Chicago
                              foundation dedicated to    Board of Governors for Argonne National
                              reducing the threat of     Laboratory, the Board of Directors the
                              weapons of mass            Environment and Natural Resources Program
                              destruction).              Steering Committee, John F. Kennedy School of
                                                         Government, Harvard University.  Until 2001,
                                                         Mr. Curtis was a Member of the Department of
                                                         Defense Policy Board and Director of EG&G
                                                         Technical Services, Inc. (fossil energy research
                                                         and development support) and prior to May 1997,
                                                         Mr. Curtis was Deputy Secretary of Energy.
-----------------------------------------------------------------------------------------------------------
John A. Hill (1/31/42),       Vice-Chairman and          Director of Devon Energy Corporation (formerly
Trustee since 1985 and        Managing Director,         known as Snyder Oil Corporation),
Chairman since 2000           First Reserve              TransMontaigne Oil Company, Continuum Health
                              Corporation (a             Partners of New York, Sarah Lawrence College
                              registered investment      and various private companies owned by First
                              adviser investing in       Reserve Corporation.  Trustee of TH Lee, Putnam
                              companies in the           Investment Trust (a closed-end investment
                              world-wide energy          company).
                              industry on behalf of
                              institutional investors).
-----------------------------------------------------------------------------------------------------------
Ronald J. Jackson             Private investor.          Former Chairman, President and Chief Executive
(12/17/43), Trustee since                                Officer of Fisher-Price, Inc. (a toy
1996                                                     manufacturer).
-----------------------------------------------------------------------------------------------------------
Paul L. Joskow (6/30/47),     Elizabeth and James        Director, National Grid Group (a UK based
Trustee since 1997            Killian Professor of       holding company with interests in electric power
                              Economics and Management   and telecommunications networks), State Farm
                              and Director of the        Indemnity Company (an automobile insurance
                              Center for Energy and      company) and the Whitehead Institute for
                              Environmental Policy       Biomedical Research (a non-profit research
                              Research, Massachusetts    institution).  President of the Yale University
                              Institute of Technology.   Council. Prior to March 2000 and September
                                                         1998, Dr. Joskow was a Director of New England
                                                         Electric System (a public utility holding company)
                                                         and a consultant to National Economic Research
                                                         Associates, respectively.
-----------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan           President Emeritus of      Chairman, Cambus-Kenneth Bloodstock (a
(2/25/38), Trustee since      Mount Holyoke College.     limited liability company involved in
1992                                                     thoroughbred horse breeding and farming),
                                                         Director, Northeast Utilities and Talbots (a
                                                         distributor of women's apparel).  Trustee of
                                                         Centre College.  Prior to September 2000, June
                                                         2000, and November 1999, Dr. Kennan was a
                                                         Director of Chastain Real Estate, Bell Atlantic
                                                         and Kentucky Home Life Insurance, respectively
                                                         and a Trustee of Notre Dame University and Member
                                                         of the Oversight Committee of Folger Shakespeare
                                                         Library.
-----------------------------------------------------------------------------------------------------------
John H. Mullin, III           Chairman and CEO of        Director Alex. Brown Realty, Inc., The Liberty
(6/15/41), Trustee since      Ridgeway Farm (a           Corporation (a company engaged in the
1997                          limited liability          broadcasting industry) and Progress Energy, Inc.
                              company engaged in         (a utility company, formerly known as Carolina
                              timber and farming).       Power & Light).  Prior to October 1997, January
                                                         1998 and May 2001, Mr. Mullin was a Director of
                                                         Dillon, Read and Co. Inc., The Ryland Group, Inc.
                                                         and Graphic Packaging International Corp.,
                                                         respectively.
-----------------------------------------------------------------------------------------------------------
Robert E. Patterson           Senior Partner of Cabot    Chairman of the Joslin Diabetes Center, Trustee
(3/15/45), Trustee since      Properties, LLP and        of SEA Education Association and Director of
1984                          Chairman of Cabot          Brandywine Trust Company (a trust company).
                              Properties, Inc.           Prior to December 2001, Mr. Patterson was
                                                         President and Trustee of Cabot Industrial Trust
                                                         (a publicly traded real estate investment trust).
                                                         Prior to February 1998, he was Executive Vice
                                                         President and Director of Acquisitions of Cabot
                                                         Partners Limited Partnership.
-----------------------------------------------------------------------------------------------------------
W. Thomas Stephens            Until 1999, President      Director of Mail-Well (printing and envelope
(9/2/42), Trustee since       and Chief Executive        company); Qwest Communications (communications
1997                          Officer of MacMillan       company); Xcel Energy Incorporated (public
                              Bloedel Ltd. (a forest     utility company); TransCanada Pipelines, and
                              products and building      Norske Canada, Inc. (paper manufacturer).
                              materials company).
-----------------------------------------------------------------------------------------------------------
W. Nicholas Thorndike         Director of various        Trustee of Northeastern University.  Member of
(3/28/33), Trustee since      corporations and           the Advisory Board of National Grid USA (an
1992                          charitable                 electric company) and Director of Mail-Weill.
                              organizations,             Honorary Trustee of Massachusetts General
                              including Courier          Hospital. Prior to September 2000, April 2000 and
                              Corporation (a book        December 2001, Mr. Thorndike was a Director of
                              manufacturer) and          Bradley Real Estate, Inc., a Trustee of Eastern
                              Providence Journal Co.     Utilities Associates, and a Trustee of Cabot
                              (a newspaper publisher).   Industrial Trust, respectively.  Prior to October
                                                         1999 and July 2001, Mr. Thorndike was CEO of
                                                         MacMillan-Bloedel and Chairman of Mail-Well,
                                                         respectively.
-----------------------------------------------------------------------------------------------------------
*Lawrence J. Lasser           President and Chief        Director of Marsh & McLennan Companies, Inc.
(11/1/42), Trustee since      Executive Officer of       and the United Way of Massachusetts Bay.
1992                          Putnam Investments, LLC
                              and Putnam Investment
                              Management, LLC.
-----------------------------------------------------------------------------------------------------------
*George Putnam III            President, New Generation  Director of The Boston Family Office, L.L.C.
(8/10/51), Trustee since      Research, Inc. (a          (registered investment advisor); Trustee
1984 and President since      publisher of               of the SEA Education Association, Trustee
2000                          financial advisory and     of St. Mark's School and Shore Country
                              other research services    Day School.
                              relating to bankrupt
                              and distressed companies)
                              and New Generation
                              Advisers, Inc. (a
                              registered investment
                              adviser).
-----------------------------------------------------------------------------------------------------------
*A.J.C. Smith (4/13/34),      Director of Marsh &        Director of Trident Corp. (a limited partnership
Trustee since 1986            McLennan Companies, Inc.   with over 30 institutional investors); Trustee of
                                                         the Carnegie Hall Society, the Educational
                                                         Broadcasting Corporation and the National Museums
                                                         of Scotland; Chairman of the Central Park
                                                         Conservancy; Member of the Board of Overseers of
                                                         the Joan and Sanford I. Weill Graduate School of
                                                         Medical Sciences of Cornell University.  Prior to
                                                         May 2000 and November 1999, Mr. Smith was Chairman
                                                         and CEO, respectively, of Marsh & McLennan
                                                         Companies, Inc.
-----------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA  02109.  As of December 31, 2001,
there were 124 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

* Trustees who are or may be deemed to be interested persons (as defined in the Investment Company Act of
1940) of the fund, Putnam Management or Putnam Retail Management.  Messrs. Putnam, III, Lasser and
Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
the parent company of Putnam Management and Putnam Retail Management.  George Putnam, III is the President
of your Fund and each of the other Putnam Funds.  Lawrence J. Lasser is the President and Chief Executive
Officer of Putnam Investments, LLC and Putnam Management.  Mr. Lasser currently also serves as a Director of Marsh & McClennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of Marsh & McClennan Companies, Inc.




Officers

Name, Address 1, Date of
Birth, Position(s) Held       Length of Service with     Principal Occupation(s)
with Fund                        the Putnam Funds          During Past 5 Years
Charles E. Porter             Since 1989                 Managing Director, Putnam Investments, LLC
(7/26/38), Executive Vice                                and Putnam Management
President, Treasurer &
Principal Financial Officer
-----------------------------------------------------------------------------------------------------------
Patricia C. Flaherty          Since 1993                 Senior Vice President, Putnam Investments,
(12/1/46), Senior Vice                                   LLC and Putnam Management
President
-----------------------------------------------------------------------------------------------------------
Michael T. Healy              Since 2000                 Managing Director, Putnam Investments, LLC
(1/24/58), Senior Vice
President, Assistant
Treasurer and Principal
Accounting Officer
-----------------------------------------------------------------------------------------------------------
Gordon H. Silver              Since 1990                 Senior Managing Director, Putnam Investments,
(7/3/47), Vice President                                 LLC and Putnam Management
-----------------------------------------------------------------------------------------------------------
Brett C. Browchuk             Since 1995                 Managing Director, Putnam Investments, LLC and
(2/27/63), Vice President                                Putnam Management
-----------------------------------------------------------------------------------------------------------
Ian Ferguson                  Since 1997                 Senior Managing Director, Putnam Investments,
(7/3/57), Vice President                                 LLC and Putnam Management
-----------------------------------------------------------------------------------------------------------
Richard G. Leibovitch         Since 1999                 Managing Director of Putnam Investments, LLC and
(10/31/63), Vice President                               Putnam Management.  Prior to February 1999,
                                                         Managing Director at J.P. Morgan.
-----------------------------------------------------------------------------------------------------------
Richard A. Monaghan           Since 1998                 Managing Director, Putnam Investments, LLC,
(8/25/54), Vice President                                Putnam Management and Putnam Retail Management
-----------------------------------------------------------------------------------------------------------
John R. Verani                Since 1988                 Senior Vice President, Putnam Investments, LLC and
(6/11/39), Vice President                                Putnam Management
-----------------------------------------------------------------------------------------------------------
Judith Cohen (6/7/45),        Since 2001                 Clerk of the Putnam Funds
Clerk
-----------------------------------------------------------------------------------------------------------

1 The address of each Officer is One Post Office Square, Boston, MA  02109.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.  Certain other officers of Putnam Management are officers of the fund.  See Additional officers in Part I of this SAI.



Committees of the Board of Trustees

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the Funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Committee include only Trustees who are not "interested persons" of the fund or Putnam Management. Each member of the Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange and as defined in Section 121(A) of the listing standards of the American Stock Exchange. The Trustees have adopted a written charter for the Committee. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Audit and Pricing Committee currently consists of Dr. Joskow, Dr. Kennan, Mr. Stephens (Chairperson) and Mr. Thorndike.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Board Policy and Nominating Committee currently consists of Ms. Baxter, Dr. Kennan (Chairperson), Messrs. Hill, Patterson and Thorndike. The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the fund's proxy statement and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the Funds regarding the execution of portfolio transactions for the Funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the Funds' activities involving derivative securities. The Committee also reviews and evaluates matters relating to the Funds' custody arrangements. The Committee currently consists of Messrs. Curtis, Jackson (Chairperson), Mullin and Thorndike, Ms. Baxter and Dr. Kennan.

Communication, Service, and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of The Putnam Funds. The Committee also reviews communications sent from the Funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, this Committee oversees marketing and sales communications of the Funds' distributor. The Committee currently consists of Messrs. Putnam, III, (Chairperson), Smith, Stephens, Thorndike and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Investment Management and its affiliates to provide services to the Funds, (ii) the expenditure of the Funds' assets for distribution purposes pursuant to the Distribution Plans of the Funds, and (iii) the engagement of other persons to provide material services to the Funds, including in particular those instances where the cost of services is shared between the Funds and Putnam Investment Management and its affiliates or where Putnam Investment Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements that it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the Funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new Fund products, and proposed structural changes to existing Funds. The Committee is comprised exclusively of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson) and Messrs. Curtis and Jackson.

Distributions Committee. This Committee oversees all Fund distributions and the management of the Closed-End Funds. In regard to distributions, the Committee approves the amount and timing of distributions paid by all the Funds to the shareholders when the Trustees are not in session. This Committee also meets regularly with representatives of Putnam Investments to review distribution levels and the Funds' distribution policies. Its oversight of the Closed-End Funds includes (i) investment performance, (ii) trading activity, (iii) determinations with respect to sunroof provisions, (iv) disclosure practices, and (v) the use of leverage. The Committee currently consists of Messrs. Jackson, Patterson (Chairperson) and Thorndike and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to insure coordination of all efforts between the Trustees and Putnam Investments on behalf of the shareholders of the Putnam Funds. The Committee currently consists of Ms. Baxter and Messrs. Hill (Chairman), Jackson, Putnam, III, Stephens and Thorndike.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Investment Management to review the investment performance and strategies of the Putnam Funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consist of Messrs. Curtis (Chairperson), Hill, and Lasser and Dr. Kennan. Investment Oversight Committee B currently consists of Dr. Joskow, Ms. Baxter and Mr. Putnam, III. Investment Committee C currently consists of Messrs. Mullin (Chairperson), Jackson and Smith. Investment Oversight Committee D currently consists of Messrs. Thorndike (Chairperson), Patterson and Stephens.

Proxy Committee. The Proxy Committee oversees the voting of proxies associated with portfolio investments of The Putnam Funds with the goal of ensuring that these proxies are voted in the best interest of the Funds' shareholders. The Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Mr. Mullin.

Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. For details of Trustees' fees paid by the fund and information concerning retirement guidelines for the Trustees, see "Charges and expenses" in Part I of this SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates


Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. As of December 31, 2001, the firm serves as the investment manager for the funds in the Putnam Family, with over $200 billion in assets in nearly 14 million shareholder accounts. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 2001, Putnam Management and its affiliates managed over $300 billion in assets, including nearly $16 billion in tax-exempt securities and nearly $74 billion in retirement plan assets.

Putnam Management is a subsidiary of Putnam Management Trust, a Massachusetts business trust owned by Putnam LLC, which is also the parent company of Putnam Retail Management, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.


Trustees and officers of the fund who are also officers of Putnam
Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under the Management Contract, see "Charges and expenses" in Part I of this SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund's most recent fiscal year is included in "Charges and Expenses" in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

In considering the Management Contract, the Trustees consider numerous factors they believe to be relevant, including the advisor's research and decision-making processes, the methods adopted to assure compliance with the fund's investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the fund; the education, experience and number of advisory personnel; the level of skill and effort required to manage the fund; the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor's profitability; the financial condition and stability of the advisor; the advisor's trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars; the fund's total return performance compared with its peers. Putnam has established several management fee categories to fit the particular characteristics of different types of funds.

The nature and complexity of international and global funds generally makes these funds more research intensive than funds that invest mainly in U.S. companies, due to the greater difficulty of obtaining information regarding the companies in which the fund invests, and the governmental, economic and market conditions of the various countries outside of the U.S. In addition, trade execution and settlement may be more costly than in the U.S.

Conversely, the research intensity for a U.S. money market or bond fund is typically less than for a international or global fund or a U.S. equity fund due to the more ready availability of information regarding the issuer, the security, the accessibility of the trading market and the typically lower trading and execution costs. See "Portfolio Transactions - Brokerage and Research Services."

Portfolio Transactions

Investment decisions. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as economic analysis, investment research and database services, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, performance measurement services, subscriptions, pricing services, quotation services, news services and computer equipment (investment-related hardware and software) utilized by Putnam Management's managers and analysts. Where the services referred to above are used by Putnam Management not exclusively for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934
Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Principal Underwriter

Putnam Retail Management is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See "Charges and expenses" in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management and Putnam Retail Management (The Putnam Investments' Code of Ethics) and by the fund (the Putnam Funds' Code of Ethics). The Putnam Investments' Code of Ethics and the Putnam Funds' Code of Ethics, in accordance with Rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments' Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments' Code, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by Rule 17j-1, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds' Code of Ethics incorporates and applies the restrictions of Putnam Investments' Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds' Code does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds' Code regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit quarterly reports of personal securities transactions.

The fund's Trustees, in compliance with Rule 17j-1, approved Putnam Investments' and the Putnam Funds' Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services has won the DALBAR Service Award eleven times in the past twelve years. In 1997, 1998, 2000 and 2001, Putnam was the only company to win all three DALBAR Awards: for service to investors, to financial advisors, and to variable annuity contract holders. DALBAR, Inc. an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

See "Charges and expenses" in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.


DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed in their local currencies as of such times. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Retail Management (at 1-800-225-1581).This section of the SAI contains more information on how to buy shares and the features of all share classes offered by Putnam funds. These features include the sales charges and contingent deferred sales charges (CDSCs) payable by investors, the conditions under which those charges may be reduced, and the sales charges, commissions and other amounts payable by Putnam Retail Management to investment dealers. As set forth under the following sub-headings of this section, some features apply to all classes, while others apply only to certain classes:

* General Information describes how to buy shares, identifies the classes, describes ways of reducing sales charges that apply to all classes and describes certain payments to investment dealers.

* Additional Information about Class A and Class M Shares describes the allocation of initial sales charges between Putnam Retail Management and investment dealers, ways of reducing those sales charges, the CDSC payable by purchasers of $1 million or more of class A shares and the commissions on those purchases payable by Putnam Retail Management to investment dealers.

* Additional Information about Class B and Class C Shares describes the commissions payable by Putnam Retail Management to investment dealers.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the Exchange. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower,
(ii) persons who are already shareholders may make additional purchases of $50 or more by sending funds directly to Putnam Investor Services (see "Your investing account" below), and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $25 or more. Information about these plans is available from investment dealers or from Putnam Retail Management.

As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly bank drafts for a fixed amount (at least $25) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management receives the proceeds from the draft. A shareholder may choose any day of the month (except the 29th, 30th or 31st) or if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from investment dealers or from Putnam Retail Management.

Except for funds that declare a distribution daily, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Payment in securities. In addition to cash, the fund may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities which are delivered in proper form.
The fund will not accept options or restricted securities as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Class A shares and class M shares are generally sold with a sales charge payable at the time of purchase (except for class A shares and class M shares of money market funds). As used in this SAI and unless the context requires otherwise, the term "class A shares" includes shares of funds that offer only one class of shares. The prospectus contains a table of applicable sales charges.

Class B shares and class C shares are sold subject to a CDSC payable upon redemption within a specified period after purchase. The prospectus contains a table of applicable CDSCs.

Class B shares will automatically convert into class A shares no later than the end of the month eight years after the purchase date, and may, in the discretion of the Trustees, convert to class A shares earlier. Class B shares acquired by exchanging class B shares of another Putnam fund will convert into class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Class T shares are sold at net asset value without a sales charge or CDSC. See the prospectus that offers class T shares for more information.

Class Y shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans, college savings plans, bank trust departments and trust companies. See the prospectus that offers class Y shares for more information.

Sales without sales charges or contingent deferred sales charges. The fund may sell shares without a sales charge or CDSC to:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not offered by tax-exempt funds);

(iii) clients of administrators of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management (not offered by tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their family members (Putnam Retail Management is regarded as the dealer of record for all such accounts);

(v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

(vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate; and

(vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts, which in all cases shall be subject to a wrap fee economically comparable to a sales charge. Fund shares offered pursuant to this waiver may not be advertised as "no load," or otherwise offered for sale at NAV without a wrap fee.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam's insured investor program.

Investors who set up an Systematic Withdrawal Plan ("SWP") for a share account (see "Plans available to shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

A redemption fee will not be imposed in cases of shareholder death or disability or other circumstances in which the fund would waive a CDSC as stated above.

Payments to dealers. Putnam Retail Management may, at its expense, pay concessions in addition to the payments disclosed in the prospectus to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

Additional Information About Class A and Class M Shares

The underwriter's commission is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

Putnam Retail Management offers several plans by which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These plans may be altered or discontinued at any time.

The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the following table, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.


For Growth Funds, Growth and Income Funds and Asset Allocation Funds only:

                                        CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 50,000                  5.75%          5.00%          3.50%          3.00%
50,000 but under 100,000      4.50           3.75           2.50           2.00
100,000 but under 250,000     3.50           2.75           1.50           1.00
250,000 but under 500,000     2.50           2.00           1.00           1.00
500,000 but under 1,000,000   2.00           1.75           NONE           NONE
1,000,000 and above           NONE           NONE           NONE           NONE
-------------------------------------------------------------------------------------



For Income Funds only (except for Putnam Intermediate U.S. Government
Income Fund and Putnam Preferred Income Fund):

                                        CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 50,000                  4.75%          4.25%          3.25%          3.00%
50,000 but under 100,000      4.50           4.00           2.25           2.00
100,000 but under 250,000     3.50           3.00           1.50           1.25
250,000 but under 500,000     2.50           2.25           1.00           1.00
500,000 but under 1,000,000   2.00           1.75           NONE           NONE
1,000,000 and above           NONE           NONE           NONE           NONE
-------------------------------------------------------------------------------------




For Putnam Intermediate U.S. Government Income Fund and Putnam Preferred
Income Fund only:

                                        CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 100,000                 3.25%          3.00%          2.00%          1.80%
100,000 but under 250,000     2.50           2.25           1.50           1.30
250,000 but under 500,000     2.00           1.75           1.00           1.00
500,000 but under 1,000,000   1.50           1.25           NONE           NONE
1,000,000 and above           NONE           NONE           NONE           NONE
-------------------------------------------------------------------------------------




For Tax Free Funds only:

                                        CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 25,000                  4.75%          4.50%          3.25%          3.00%
25,000 but under 50,000       4.50           4.25           3.25           3.00
50,000 but under 100,000      4.50           4.25           2.25           2.00
100,000 but under 250,000     3.75           3.50           1.50           1.25
250,000 but under 500,000     3.00           2.75           1.00           1.00
500,000 but under 1,000,000   2.00           1.85           NONE           NONE
1,000,000 and above           NONE           NONE           NONE           NONE
-------------------------------------------------------------------------------------



Combined purchase privilege. The following persons may qualify for the sales charge reductions or eliminations shown in the prospectus by combining into a single transaction the purchase of class A shares or class M shares with other purchases of any class of shares:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code of 1986, as amended (the
"Code"));

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with Putnam Retail Management.

Cumulative quantity discount (right of accumulation). A purchaser of class A shares or class M shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase; and

(ii) the maximum public offering price (at the close of business on the previous day) of:

(a) all shares held by the investor in all of the Putnam funds (except money market funds); and

(b) any shares of money market funds acquired by exchange from other Putnam funds; and

(iii) the maximum public offering price of all shares described in paragraph (ii) owned by another shareholder eligible to participate with the investor in a "combined purchase" (see above).

To qualify for the combined purchase privilege or to obtain the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds). Each purchase of class A shares or class M shares under a Statement of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement of Intention. A Statement of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management in accordance with the prospectus. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail
Management or from investment dealers. Interested investors should read the Statement of Intention carefully.

Group purchases of class A and class M shares. Members of qualified groups may purchase class A shares of the fund at a group sales charge rate of 4.50% of the public offering price (4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares at net asset value.

To receive the class A or class M group rate, group members must purchase shares through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to Putnam Retail Management, together with payment and completed application forms. After the initial purchase, a member may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Retail Management or Putnam Investor Services receives payment for the shares. The minimum investment requirements described above apply to purchases by any group member. Only shares purchased under the class A group discount are included in calculating the purchased amount for the purposes of these requirements.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which, with respect to the class A discount only, at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) with respect to the class A discount only, the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to Putnam Investor Services that the group then has at least 25 members and, with respect to the class A discount only, that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor Services as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring class A shares for the benefit of any of the foregoing.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Retail Management or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Interested groups should contact their investment dealer or Putnam Retail Management. The fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

Purchases of $1 million or more of Class A shares. Purchases of class A shares of $1 million or more are not subject to an initial sales charge, but may be subject to a CDSC, as described below, unless the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail
Management if a CDSC would otherwise apply.

* For a class A qualified benefit plan (any employer-sponsored plan or arrangement), a CDSC of 0.50% (0.75% for a plan with less than $5 million in Putnam funds and other investments managed by Putnam
  Management or its affiliates) applies if the plan redeems 90% or more of its cumulative purchases within two years of the plan's initial purchase of class A shares.

* For any other purchaser, a CDSC of 1.00% or 0.50% applies to redemptions within the first or second year, respectively, of purchase.

On sales at net asset value to a class A qualified benefit plan, Putnam Retail Management pays commissions to the dealer of record at the time of the sale on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

On sales at net asset value to other investors, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes begins with the first net asset value purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

Purchases of less than $1 million of Class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA that is not part of a Class A qualified benefit plan addressed above with less than $1 million in proceeds from a retirement plan for which a Putnam fund is an investment option are not subject to an initial sales charge or CDSC. Putnam Retail Management does not pay commissions to the dealer of record at the time of the sale of such shares.

Purchases of Class M shares for rollover IRAs. Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which a Putnam fund is an investment option are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares. These purchases will not be subject to a CDSC if the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

                                             Class M CDSC and dealer commission
                                             ----------------------------------
All growth, growth and income,
and asset allocation funds:                               0.65%
All income funds (except two funds
listed below):                                            0.40%
Preferred Income Fund                                     0.25%
Money Market Fund                                         0.15%
Additional Information About Class B and Class C Shares

Except as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Municipal Income Fund, which has a 0.25% pre-paid service fee). For Putnam Intermediate U.S. Government Income Fund, Putnam Retail Management will pay a 2.75% commission to financial intermediaries selling class B shares of the fund. Putnam Management pays financial intermediaries a 1% commission on sales of class C shares of a fund. Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.


DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees.
No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million or that are class A qualified benefit plans, unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.

Rate                          Fund
----                          ----
0.25%                         All funds currently making payments under a
                              class A distribution plan, except for those listed below

0.50% for shares purchased    Putnam Global Equity Fund
on or before 7/1/95;
0.25% for shares purchased
after 7/1/95


0.20%                         Putnam Tax-Free High Yield Fund
                              Putnam Tax-Free Insured Fund

0.20% for shares purchased    Putnam Balanced Retirement Fund
on or before 12/31/89;
0.25% for shares purchased    Putnam Convertible Income-Growth Trust
after 12/31/89
                              The George Putnam Fund of Boston
                              Putnam Global Growth Fund
                              Putnam Global Natural Resources Fund
                              Putnam Health Sciences Trust
                              The Putnam Fund for Growth and Income
                              Putnam Investors Fund
                              Putnam Vista Fund
                              Putnam Voyager Fund

0.20% for shares purchased    Putnam High Yield Trust
on or before 3/31/90;
0.25% for shares purchased    Putnam U.S. Government Income Trust
after 3/31/90
0.20% for shares purchased    Putnam Income Fund
on or before 3/31/91;
0.25% for shares purchased
after 3/31/91
0.20% for shares purchased
on or before 5/7/92;          Putnam Municipal Income Fund
0.25% for shares purchased
after 5/7/92
0.15% for shares purchased    Putnam Michigan Tax Exempt Income Fund
on or before 3/6/92;
0.20% for shares              Putnam Minnesota Tax Exempt Income Fund
purchased after 3/6/92        Putnam Ohio Tax Exempt Income Fund
0.15% for shares purchased    Putnam Massachusetts Tax Exempt Income Fund
on or before 5/11/92;
0.20% for shares purchased
after 5/11/92
0.15% for shares purchased    Putnam New York Tax Exempt Opportunities Fund
on or before 7/12/92;
0.20% for shares purchased
after 7/12/92
0.15% for shares purchased    Putnam California Tax Exempt Income Fund
on or before 12/31/92;
0.20% for shares purchased    Putnam New Jersey Tax Exempt Income Fund
after 12/31/92
                              Putnam New York Tax Exempt Income Fund
                              Putnam Tax Exempt Income Fund
0.15% for shares purchased    Putnam Arizona Tax Exempt Income Fund
on or before 3/5/93;
0.20% for shares purchased
after 3/5/93
0.15% for shares purchased    Putnam Florida Tax Exempt Income Fund
on or before 7/8/93;
0.20% for shares purchased    Putnam Pennsylvania Tax Exempt Income Fund
after 7/8/93
0.00%                         Putnam California Tax Exempt Money Market Fund
                              Putnam Money Market Fund
                              Putnam New York Tax Exempt Money Market Fund
                              Putnam Preferred Income Fund
                              Putnam Tax Exempt Money Market Fund
Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate                        Fund
----                        ----
0.25%                       All funds currently making payments under a class B
                            distribution plan, except for those listed below

0.25%, except that the      Putnam Municipal Income Fund
first year's service fees   Putnam Tax-Free Insured Fund
of 0.25% are prepaid at     Putnam Tax-Free High Yield
time of sale
0.25%, except that the      Putnam Arizona Tax Exempt Income Fund
first year's service fees   Putnam California Tax Exempt Income Fund
of 0.20% are prepaid at     Putnam Florida Tax Exempt Income Fund
time of sale                Putnam Massachusetts Tax Exempt Income Fund
                            Putnam Michigan Tax Exempt Income Fund
                            Putnam Minnesota Tax Exempt Income Fund
                            Putnam New Jersey Tax Exempt Income Fund
                            Putnam New York Tax Exempt Income Fund
                            Putnam New York Tax Exempt Opportunities Fund
                            Putnam Ohio Tax Exempt Income Fund
                            Putnam Pennsylvania Tax Exempt Income Fund
                            Putnam Tax Exempt Income Fund
0.00%                       Putnam Money Market Fund

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record).


Rate                        Fund
----                        ----
1.00%                       All funds currently making payments under a
                            class C distribution plan, except the fund
                            listed below
0.50%                       Putnam Money Market Fund

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs, unless the dealer of record has waived the sales commission.

Rate                        Fund
----                        ----
0.65%                       All growth, growth and income  and asset
                            allocation funds currently making payments
                            under a class M distribution plan
0.40%                       All income funds currently making payments
                            under a class M distribution plan (except for
                            Putnam Preferred Income Fund and Putnam Money
                            Market Fund)
0.25%                       Putnam Preferred Income Fund
0.15%                       Putnam Money Market Fund

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate                        Fund
----                        ----
0.25%                       Putnam Money Market Fund


INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 8:00 p.m. Boston time for more information, including account balances. Shareholders can also visit the Putnam web site at http://www.putnaminvestments.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check, endorsed to the order of the fund. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment of $500, a shareholder may send checks to Putnam Investor Services for $50 or more, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell fund shares?" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

Putnam Investor Services may make special services available to shareholders with investments exceeding $1,000,000. Contact Putnam Investor Services for details.

The fund pays Putnam Investor Services' fees for maintaining Investing
Accounts.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest (within 1 year) the proceeds of such sale in shares of the same class of the fund, or may be able to reinvest (within 1 year) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares and no address change has been made within the preceding 15 days. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis. The exchange privilege may be revised or terminated at any time. Shareholders would be notified of any such change or suspension.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent comprised of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available To Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $10,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor
Services make no recommendations or representations in this regard.

Tax Qualified Retirement Plans; 403(b) and SEP Plans. (Not offered by funds investing primarily in tax-exempt securities.) Investors may purchase shares of the fund through the following Tax Qualified
Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs).

Each of these Plans has been qualified as a prototype plan by the Internal Revenue Service. Putnam Investor Services will furnish services under each plan at a specified annual cost. Putnam Fiduciary Trust Company serves as trustee under each of these Plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Defined Contribution Plan Services at 1-800-225-2465, extension 8600.

A 403(b) Retirement Plan is available for employees of public school systems and organizations which meet the requirements of Section 501(c)(3) of the Internal Revenue Code. Forms and further information on the 403(b) Plan are also available from investment dealers or from Putnam Retail Management. Shares of the fund may also be used in simplified employee pension (SEP) plans. For further information on the Putnam prototype SEP plan, contact an investment dealer or Putnam Retail Management.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.


SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Fiduciary Trust Company's signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for more information on Putnam's signature guarantee and documentation requirements.


SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.


SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.


STANDARD PERFORMANCE MEASURES

Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, at the maximum public offering price for class A shares and class M shares and net asset value for other classes of shares, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

Total return is also presented on an after-tax basis. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only, and will vary for other share classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

The fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for class A shares or class M shares, as appropriate, and net asset value for other classes of shares on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government National Mortgage Association ("GNMAs"), based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the fund's past five fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table in the section entitled "Financial highlights" in the prospectus. Any such fee reduction or assumption of expenses would increase the fund's yield and total return for periods including the period of the fee reduction or assumption of expenses.

All data are based on past performance and do not predict future results.


COMPARISON OF PORTFOLIO PERFORMANCE

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these
comparisons to its shareholders or to potential investors.   The
agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.


Lipper Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.


Wiesenberger, a division of Thomson Financial, publishes and distributes mutual fund rankings on a monthly basis. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year, 10-year and 15-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or certain fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune,
Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

The Consumer Price Index, prepared by the U.S. Bureau of Labor
Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

Credit Suisse First Boston Global High Yield Index is an index of fixed income, non-convertible, U.S. dollar denominated securities having a rating of BB and below by Standard & Poor's or Ba by Moody's. The index is constructed to mirror the U.S. high yield debt market.

Credit Suisse First Boston High Yield Index is an index that is market-weighted and includes publicly traded bonds having a rating below BBB by Standard & Poor's or Baa by Moody's.

The Dow Jones Industrial Average is an index of 30 common stocks frequently used as a general measure of stock market performance.

The Dow Jones Utilities Average is an index of 15 utility stocks frequently used as a general measure of stock market performance for the utilities industry.


The Lehman Aggregate Bond Index is an index of investment-grade bonds.

The Lehman Credit Index is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

The Lehman Government/Credit Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

The Lehman Intermediate Government Bond Index is an index, which primarily includes publicly-issued U.S. Treasury obligations and debt obligations of U.S. government agencies (excluding mortgage-backed securities) that have maturities between one and 9.9 years.


The Lehman Intermediate Treasury Bond Index is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.




The Lehman Mortgage-Backed Securities Index is an index that includes fixed-rate securities backed by the mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).


The Lehman Municipal Bond Index is an index of long-term fixed-rate investment-grade tax-exempt bonds generally considered representative of the municipal bond market.

The Lipper Balanced Fund Average is an arithmetic average of the total return of all balanced mutual funds tracked by Lipper Inc.

The Lipper California Money Market Average is an arithmetic average of the total return of all California tax-exempt money market mutual funds tracked by Lipper Inc.

The Lipper Convertible Securities Fund Average is an arithmetic average of the total return of all convertible securities mutual funds tracked by Lipper Inc.

The Lipper Large-Cap Value Fund Average is an arithmetic average of the total return of all large-cap value mutual funds tracked by Lipper Inc.

The Lipper New York Money Market Average is an arithmetic average of the total return of all New York tax-exempt money market mutual funds tracked by Lipper Inc.

The Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper Inc.

The Lipper Multi-Cap Value Fund Average is an arithmetic average of the total return of all multi-cap value mutual funds tracked by Lipper Inc.

The Lipper Natural Resources Average is an arithmetic average of the total return of all mutual funds tracked by Lipper Inc. that invest at least 65% of their equity holdings in the natural resources industries.

The Lipper Tax Exempt Money Market Average is an arithmetic average of the total return of all tax exempt money market mutual funds tracked by Lipper Inc.

The Lipper Utilities Fund Average is an arithmetic average of the total return of all utilities mutual funds tracked by Lipper Inc that invest at least 65% of their equity holdings in the utilities industries.

The Merrill Lynch All-Convertible Index is an index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.


The Merrill Lynch 91-Day Treasury Bill Index is an index that seeks to measure the performance of U.S. Treasury bills currently available in the marketplace.

The Merrill Lynch Perpetual Preferred Index is an index of perpetual (or fixed rate) preferred stocks commonly used as a general measure of performance for the preferred stock market.

The Morgan Stanley Capital International All-Country Asia Pacific Free Ex-Japan Index is an index of equity securities of companies in developed and emerging market Asia Pacific with all values expressed in U.S. dollars.

The Morgan Stanley Capital International All-Country World Free Index is an index of global equity securities of companies in 47 developed and emerging market countries in the Americas, Europe/Middle East and Asia/Pacific Region with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Emerging Markets Index is an index of equity securities issued by companies located in emerging markets with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Emerging Markets Free Index is an index of equity securities issued by companies located in emerging markets, available to non-domestic investors, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International EAFE Index is an index of equity securities issued by companies located in Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Europe Index is an index of equity securities issued by companies located in one of the 15 European countries, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Pacific Basin Index is an index of equity securities issued by companies located in one of five Asian countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia, with all values expressed in U.S.
dollars.

The Morgan Stanley Capital International World Index is an index of global equity securities listed on the exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International World Ex-U.S. Index is an index of equity securities from Europe, Australia, the Far East and the Americas with the exception of the United States, with all values expressed in U.S. dollars.


The NASDAQ Industrial Average is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.


The Russell 1000 Index is an index composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the Russell 3000 Index total market capitalization.


The Russell 1000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 1000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 1000 Index.

The Russell 1000 Value Index is an index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.


The Russell 2000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 2000 Index.

The Russell 2000 Value Index is an index of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index is an index composed of the 2,500 smallest companies in the Russell 3000 Index, representing approximately 17% of the total market capitalization of the Russell 3000 Index.

The Russell 2500 Growth Index is an index of Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Index is an index composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

The Russell 3000 Value Index is an index of Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap Index is an index composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the Russell 1000 Index total market capitalization.

The Russell Midcap Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks.


The Salomon Smith Barney Extended Market Index is an index of global equity securities, with all values expressed in U.S. dollars.

The Salomon Smith Barney World Government Bond Index is an index that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, Netherlands, Ireland, Spain, Sweden, Switzerland, United Kingdom, United States and Portugal. Country eligibility is determined by market capitalization and investability criteria.

The Salomon Smith Barney World Ex-U.S. Growth Primary Markets Index is an index of mostly large and some small capitalization stocks from developed countries (excluding the U.S.) chosen for their growth orientation.

The Salomon Smith Barney World Growth Primary Markets Index is an index of mostly large and some small capitalization stocks from developed countries chosen for their growth orientation.

Standard & Poor's 500 Index is an index of common stocks frequently used as a general measure of stock market performance.

Standard & Poor's Utilities Index is an index of common stocks issued by utility companies.

Standard & Poor's/Barra Value Index is an index that contains firms with higher book-to-price ratios. This index is capitalization weighted, meaning that each stock is weighted in the appropriate index in proportion to its market value.


In addition, Putnam Retail Management may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.


SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.
-- High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.


DEFINITIONS

"Putnam Management"             -- Putnam Investment Management, LLC, the
                                   fund's investment manager.

"Putnam Retail Management"      -- Putnam Retail Management (formerly Putnam
                                   Mutual Funds), the fund's principal
                                   underwriter.

"Putnam Fiduciary Trust         -- Putnam Fiduciary Trust Company,
                                   Company"the fund's custodian.

"Putnam Investor Services"      -- Putnam Investor Services, a division of
                                   Putnam Fiduciary Trust Company, the fund's investor servicing agent.



PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND
PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

FORM N-1A
PART C

OTHER INFORMATION

Item 23. Exhibits:

(a)(1) Agreement and Declaration of Trust, as amended and restated May 6, 1994 for Putnam New York Tax Exempt Income Fund -- Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement.
(a)(2) Agreement and Declaration of Trust, as amended through March 20, 1991 for Putnam New York Tax Exempt Opportunities Fund -- Incorporated by reference to the Registrant's Post-Effective Amendment No. 1 to the Registrant's Registration Statement.
(a)(3) Agreement and Declaration of Trust, as amended and restated July 13, 1992, for Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement.

(b) By-Laws, as amended through July 21, 2000 for Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Opportunities Fund, and Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment Nos. 22, 12 and 14, respectively to the Registrant's Registration Statement.

(c)(1) Portions of Agreement and Declaration of Trust relating to Shareholders' Rights for Putnam New York Tax Exempt Income Fund -- Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement.
(c)(2) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights for Putnam New York Tax Exempt Opportunities Fund
-- Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement.
(c)(3) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights for Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement.
(c)(4) Portions of By-Laws Relating to Shareholders' Rights for Putnam New York Tax Exempt Income Fund -- Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement.
(c)(5) Portions of By-Laws Relating to Shareholders' Rights for Putnam New York Tax Exempt Opportunities Fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement.
(c)(6) Portions of By-Laws Relating to Shareholders' Rights for Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement.
(d)(1) Management Contract dated July 1, 1999 for Putnam New York Tax Exempt Income Fund -- Incorporated by reference to Post-Effective Amendment No.21 to the Registrant's Registration Statement.
(d)(2) Management Contract dated March 5, 1992, as amended July 1, 1999 for Putnam New York Tax Exempt Opportunities Fund -- Incorporated by reference to Post-Effective Amendment No.11 to the Registrant's Registration Statement.
(d)(3) Management Contract dated January 20, 1997 for Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.
(e)(1) Distributor's Contract dated May 6, 1994 for Putnam New York Tax Exempt Income Fund -- Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.
(e)(2) Distributor's Contract dated May 6, 1994 Putnam New York Tax Exempt Opportunities Fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement.
(e)(3) Distributor's Contract dated May 6, 1994 for Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement.
(e)(4) Form of Dealer Sales Contract for Putnam New York Tax Exempt Income Fund -- Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.
(e)(5) Form of Dealer Sales Contract for Putnam New York Tax Exempt Opportunities Fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement.
(e)(6) Form of Dealer Sales Contract for Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement.
(e)(7) Form of Financial Institution Sales Contract for Putnam New York Tax Exempt Income Fund -- Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.
(e)(8) Form of Financial Institution Sales Contract for Putnam New York Tax Exempt Opportunities Fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement.
(e)(9) Form of Financial Institution Sales Contract for Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement.
(f)(1)  Trustee Retirement Plan dated October 4, 1996 for Putnam New
York Tax Exempt Income Fund -- Incorporated by reference into Post-Effective Amendment No. 20 to the Registrant's Registration Statement.
(f)(2)  Trustee Retirement Plan dated October 4, 1996 for Putnam New
York Tax Exempt Income Fund and Putnam New York Tax Exempt Opportunities Fund -- Incorporated by reference into Post-Effective Amendment No. 10 to the Registrant's Registration Statement.
(f)(3)  Trustee Retirement Plan dated October 4, 1996 for Putnam New
York Tax Exempt Money Market Fund -- Incorporated by reference into Post-Effective Amendment No. 12 to the Registrant's Registration Statement.

(g)(1) Custodian Agreement with Putnam Fiduciary Trust Company dated May 3, 1991, as amended June 1, 2001 for Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Opportunities Fund and Putnam New York Tax Exempt Money Market Fund.

(h)(1) Investor Servicing Agreement dated June 3, 1991 for Putnam New York Tax Exempt Income Trust -- Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.
(h)(2) Investor Servicing Agreement with Putnam Fiduciary Trust Company dated June 3, 1991 for Putnam New York Tax Exempt Opportunities Fund -- Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement.
(h)(3) Investor Servicing Agreement with Putnam Fiduciary Trust Company dated June 3, 1991 for Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement.
(i)(1) Opinion of Ropes & Gray, including consent for Putnam New York Tax Exempt Income Fund -- Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement.
(i)(2) Opinion of Ropes & Gray, including consent for Putnam New York Tax Exempt Opportunities Fund -- Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.
(i)(3) Opinion of Ropes & Gray, including consent for Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.

(j)(1)  Consent of Independent Accountants -- KPMG LLP.
(j)(2)  Consent of Independent Accountants (previous) --
PricewaterhouseCoopers LLP.

(k) Not applicable.
(l)(1) Investment Letter from Putnam Investment Management, Inc. with respect to the Class A shares of Putnam New York Tax Exempt Income Fund
-- Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.
(l)(2) Investment Letter from Putnam Investment Management, Inc. with respect to the Class B shares of Putnam New York Tax Exempt Income Fund
-- Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement.
(l)(3) Investment Letter from Putnam Investments, Inc. with respect to Putnam New York Tax Exempt Opportunities Fund for Class A shares -- Incorporated by reference to the Registrant's Pre-Effective Amendment
No. 1 to the Registrant's Registration Statement.
(l)(4) Investment Letter from Putnam Investments, Inc. with respect to the Registrant for Class B shares for Putnam New York Tax Exempt Opportunities Fund -- Incorporated by reference to the Post-Effective Amendment No. 4 to the Registrant's Registration Statement.
(l)(5) Investment Letter from Putnam Investment Management, Inc. with respect to Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to the Registrant's Initial Registration Statement.
(m)(1)  Class A Distribution Plan dated April 8, 1994 for Putnam New
York Tax Exempt Income Fund -- Incorporated by reference to
Post-Effective Amendment No. 16 to the Registrant's Registration
Statement.
(m)(2)  Class B Distribution Plan dated April 8, 1994 for Putnam New
York Tax Exempt Income Fund -- Incorporated by reference to
Post-Effective Amendment No. 16 to the Registrant's Registration
Statement.
(m)(3)  Class C Distribution Plan dated July 16, 1999 for Putnam New
York Tax Exempt Income Fund -- Incorporated by reference to
Post-Effective Amendment No.21 to the Registrant's Registration
Statement.
(m)(4) Class M Distribution Plan for Putnam New York Tax Exempt Income Fund -- Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.
(m)(5) Class A Distribution Plan and Agreement dated February 1, 1994 for Putnam New York Tax Exempt Opportunities Fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement.
(m)(6) Class B Distribution Plan and Agreement dated February 1, 1994 for Putnam New York Tax Exempt Opportunities Fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement.
(m)(7) Class C Distribution Plan and Agreement dated July 16, 1999 for Putnam New York Tax Exempt Opportunities Fund -- Incorporated by reference to Post-Effective Amendment No.11 to the Registrant's Registration Statement.
(m)(8) Class M Distribution Plan and Agreement and Putnam New York Tax Exempt Opportunities Fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement.
(m)(9) Distribution Plan, as adopted September 11, 1987, and as amended January 1, 1990, for Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement.
(m)(10) Form of Dealer Service Agreement for Putnam New York Tax Exempt Income Fund -- Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.
(m)(11) Form of Dealer Service Agreement for Putnam New York Tax Exempt Opportunities Fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement.
(m)(12) Form of Dealer Service Agreement for Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement.
(m)(13) Form of Financial Institution Service Agreement for Putnam New York Tax Exempt Income Fund -- Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.
(m)(14) Form of Financial Institution Service Agreement for Putnam New York Tax Exempt Opportunities Fund -- Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement.
(m)(15) Form of Financial Institution Service Agreement for Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement.

(n)(1) Rule 18f-3 Plan for Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Opportunities Fund and Putnam New York Tax Exempt Money Market Fund dated July 13, 2001.
(o)(1) Putnam Funds' Code of Ethics for Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Opportunities Fund, and Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment Nos. 22, 12 and 14, respectively to the Registrant's Registration Statement.
(o)(2) Putnam Investments' Code of Ethics for Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Opportunities Fund, and Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment Nos. 22, 12 and 14, respectively to the Registrant's Registration Statement.

Item 24. Persons Controlled by or under Common Control with Registrant


None.

Item 25. Indemnification

The information required by this item for Putnam New York Tax Exempt Income Fund is incorporated herein by reference to Post-Effective
Amendment No. 21 from the Registrant's Registration Statement on Form N-1A under the Investment Company Act of 1940 (file 811-3741).

The information required by this item for Putnam New York Tax Exempt Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 11 from the Registrant's Registration Statement on Form N-1A under the Investment Company Act of 1940 (file 811-6176).

The information required by this item for Putnam New York Tax Exempt Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 13 from the Registrant's Registration Statement on Form N-1A under the Investment Company Act of 1940 (file 811-5335).


Item 26. Business and Other Connections of Investment Adviser

Except as set forth below, the directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of some or all of the Putnam funds. The address of the investment adviser, its corporate affiliates and the Putnam Funds is one Post Office Square, Boston, Massachusetts 02109.

Name                          Non-Putnam business and other connections

Blake Anderson                Trustee, Salem Female Charitable Society,
Managing Director             Salem MA 01970

Stephen A. Balter             Prior to March 2000, Vice President and
Vice President                Analyst, Pioneer Investment Management,
                              60 State St., Boston, MA 02109

Andrew R. Barker              Prior to August 2001, Director and Senior
Senior Vice President         Vice President, Schroder Investment Management
                              North America Inc., 787 7th Avenue,
                              New York, NY 10019

Fabrice Bay                   Prior to April 2001, Managing Director,
Senior Vice President         Deutsche Bank Equities, A.G.

Tinh D. Bui                   Prior to August 2001, Managing Director -
Senior Vice President         Portfolio Manager, PPM America, Inc.,
                              225 W. Wacker Dr., Chicago, IL 60606

Paul L. Check                 Prior to October 2000, Morgan Stanley Dean
Vice President                Witter, 1585 Broadway, New York, NY 10036

Myung Chol Chon               Prior to March 2001, Manager, Risk Management-
Vice President                Trading, Royal Bank of Canada, 200 Bay Street,
                              South Tower 15th, Toronto, Ontario, M5J 2J5

Sabina M. Ciminero            Prior to August 2000, Research Associate,
Assistant Vice President      International Graduate School of Management,
                              Soldiers Field Road, Boston, MA 02163;
                              Prior to August 1999, Research Associate,
                              Harvard Business School, Soldiers Field Road,
                              Boston, MA 02163

James Conklin                 Prior to May 2000, Vice President, Lehman
Vice President                Brothers, 3 World Financial Center,
                              New York, NY 10285

James Frederick Copper        Prior to February 2001, Assistant Vice
Vice President                President, Wellington Management Company,
                              75 State Street, Boston, MA 02109

C. Beth Cotner                Director, The Lyric Stage Theater,
Senior Vice President         140 Clarendon St., Boston, MA 02116

Collin Crownover              Prior to October 2000, Research Officer,
Vice President                Barclays Global Investors, 45 Fremont St.,
                              San Francisco, CA 94105

James L. Curtis               Prior to February 2001, Vice President,
Vice President                Sterling Capital Management,
                              301 S. College St., Charlotte, NC 28202

John R.S. Cutler              Member, Burst Media, L.L.C., 10 New England
Vice President                Executive Park, Burlington, MA 01803

Kenneth Daly                  President, Andover River Rd. TMA, River Road
Managing Director             Transportation Management Association,
                              7 Shattuck Rd., Andover, MA 01810

Simon Davis                   Prior to September 2000, Lead Manager,
Senior Vice President         Deutsche Asset Management, 1 Appold St.,
                              London, EC2

David Depew                   Prior to February 2001, Vice President,
Senior Vice President         Wellington Management, 75 State Street,
                              Boston, MA 02109

Ralph C. Derbyshire           Board Member, MSPCC, 399 Boylston St.,
Senior Vice President         Boston, MA; Board Member, Winchester After
                              School Program, Skillings Rd., Winchester, MA

Erin J. DeRoche               Prior to January 2001, Compensation Consultant,
Assistant Vice President      Partners Healthcare System, Inc.,
                              101 Merrimac Street #5, Boston, MA 02114

Kenneth J. Doerr              Prior to November 2000, Mid-Cap Portfolio
Senior Portfolio Manager      Manager, Principal, Equinox Capital Management,
                              590 Madison Avenue, New York, NY 10022

Emily Durbin                  Board of Directors, Family Service, Inc.,
Vice President                Lawrence, MA 01840

Karnig H. Durgarian           Board Member, EBRI, Suite 600, 2121 K St.,
Managing Director             N.W., Washington, DC 20037-1896. Trustee,
                              American Assembly, 122 C. St., N.W., Suite 350,
                              Washington, DC 20001

Nathan W. Eigerman            Trustee, Flower Hill Trust, 298 Marlborough St.,
Senior Vice President         #4, Boston, MA 02116

Kerim Engin                   Prior to February 2001, Consultant, StrategyX,
Vice President                2681 N. Orchard St., Chicago, IL 60614; Prior to
                              September 2000, Director Quantitative Research,
                              181 West Madison St., Chicago, IL 60602

Irene M. Esteves              Board of Director Member, American Management
Managing Director             Association Finance Council, 1601 Broadway,
                              New York, NY; Board of Director Member,
                              First Night Boston, 20 Park Plaza, Suite 927,
                              Boston, MA; Board of Director Member, SC Johnson
                              Commercialmarkets, 8310 16th St., Stutevant, WI
                              53177; Board of Director Member, Massachusetts
                              Taxpayers Foundation, 24 Province St., Boston,
                              MA; Board of Director Member, Mrs. Bairds
                              Bakeries, 515 Jones St., Suite 200, Fort Worth,
                              Texas 76102

James M. Falvey, Jr.          Prior to August 2000, Senior Vice President,
Senior Vice President         Dresdner, Kleinwort, Benson, One Boston Place,
                              Boston, MA 02108

Ian Ferguson                  Trustee, Park School, 171 Goddard Avenue,
Senior Managing Director      Brookline, MA 02146

Daisy D. Foquet               Prior to September 2000, Analyst, Dresdner RCM
Vice President                Global Investors, 10 Fenchurch Street,
                              London EC3M 3LB.

Jason Fromer                  Prior to August 2000, Currency/Macro Trader,
Vice President                Soros Fund Management, 888 7th Avenue,
                              33rd Floor, New York, NY 10106

David P. Galvin               Prior to December, 2000, Self-employed Private
Assistant Vice President      Instructor, Lawrence, Kansas 60649

Bartlett R. Geer              Prior to November 2000, Senior Vice President,
Senior Vice President         State Street Research & Management,
                              1 Financial Center, Boston, MA 02111

Frederik Gjerstad             Prior to November 2000, Portfolio Analyst,
Vice President                Frank Russell Company, 909 A Street,
                              Tacoma, WA 98422

John T. Golden                Prior to June 2000, Second Vice President,
Vice President                John Hancock Funds, 101 Huntington Ave.,
                              Boston, MA 02199

J. Peter Grant                Trustee, The Dover Church, Dover, MA 02030
Senior Vice President

Matthew D. Griffin            Prior to August 2000, Vice President,
Vice President                Harbor Capital Management,
                              125 High Street, Boston, MA 02110

Paul E. Haagensen             Director, Haagensen Research Foundation,
Senior Vice President         630 West 168th St., New York, NY  10032

Raymond K. Haddad             Prior to September 2000, Research Associate,
Vice President                Schroder & Co., 787 7th Avenue, New York,
                              NY 10019; Prior to September 2000, Research
                              Associate, Sanford C. Bernstein, 767 5th Avenue,
                              New York, NY 19153

Eric N. Harthun               Prior to March 2000, Portfolio Manager,
Vice President                Boston Partners Asset Management,
                              One Financial Center, Boston, MA 02111

Deborah R. Healey             Corporator, New England Baptist Hospital,
Senior Vice President         125 Parker Hill Ave., Boston, MA 02120;
                              Director, NEB Enterprises, 125 Parket Hill Ave.,
                              Boston, MA 02120

Karen Herold                  Prior to May 2000, Research Analyst,
Assistant Vice President      PricewaterhouseCoopers LLP,
                              One Post Office Square, Boston, MA 02109

Kellie K. Hill                Prior to October 2001, Managing Director,
Senior Vice President         Wells Capital Management, 525 Market St.,
                              San Francisco, CA 94105

Joseph Hosler                 Prior to February 2000, Vice President,
Vice President                Independent Investment Associates,
                              53 State St., Boston, MA 02109

Stefan K. Iris                Prior to December 1999, Investment Operations
Assistant Vice President      Specialist, John Hancock Funds,
                              101 Huntington Ave., Boston,MA 02199

Arjun Jayaraman               Prior to November 2000, Quantitative Analyst,
Assistant Vice President      Harborview Trading Associates,
                              425 E. 63rd St., E., New York, NY 10021

Rikiya Kato                   Prior to July 2000, Senior Portfolio Manager,
Vice President                Daiwa SB Investments, 7-9 Nihonbashi 2-chome,
                              Chuo-ku, Tokyo, Japan, 103-0027

Maximilian G. Kaufmann        Prior to October 2000, Quantitative Analyst,
Assistant Vice President      Citibank Global Asset Management,
                              100 First Stamford Place, Stamford, CT 06902

John L. Kellerman             Prior to March 2001, Senior Vice President-Head
Senior Vice President         of Trading, Sanwa Financial Products, Inc.,
                              1185 Avenue of the Americas, New York, NY 11036

Charles H. Krahmer            Prior to March 2000, Unit Manager and Business
Assistant Vice President      Analyst, Brown Brothers Harriman & Co.,
                              40 Water St., Boston, MA 02109

Leo Kropywiansky              Prior to June 2000, Vice President,
Vice President                Primark Decision Economics,
                              1 World Trade Center, New York, NY 10048

Deborah F. Kuenstner          Director, Board of Pensions,
Managing Director             Presbyterian Church, 1001 Market St.,
                              Philadelphia, PA

Sharon H. Lane                Prior to August 2000, Information Specialist,
Assistant Vice President      Arthur D. Little School of Management,
                              194 Beacon St., Chestnut Hill, MA 02467;
                              Prior to March 2000, Senior Information Research
                              Specialist, Bain & Co., 2 Copley Place,
                              Boston, MA 02117

Lawrence J. Lasser            Director, Marsh & McLennan Companies, Inc.,
President, Director           1221 Avenue of the Americas, New York, NY 10020;
and Chief Executive           Board of Governors and Executive Committee,
                              Investment Company Institute, 1401 H. St., N.W.
                              Suite 1200, Washington, DC 20005; Board of
                              Overseers, Museum of Fine Arts, 465 Huntington
                              Ave., Boston, MA 02115; Trustee, Beth Israel
                              Deaconess Medical Center, 330 Brookline Ave.,
                              Boston, MA; Member of the Council on Foreign
                              Relations, 58 East 68th St., New York, NY 10021;
                              Member of the Board of Directors of the United
                              Way of Massachusetts Bay, 245 Summer St.,
                              Suite 1401, Boston, MA 02110; Trustee of the
                              Vineyard Open Land Foundation, RFD Box 319X,
                              Vineyard Haven, MA 02568

Matthew J. Leighton           Prior to August 2000, Contractor, Synergistics
Assistant Vice President      Tech, Inc., 222 Forbes Road, Braintree, MA
                              02184; Prior to September 1999, Assistant
                              Treasurer, State Street Boston Corporation,
                              P.O. Box ;9280, Boston, MA 02209

Jesse S. Levitt               Prior to August 2000, Financial Analyst,
Assistant Vice President      Columbia University Investment Office,
                              475 Riverside Drive, Suite 401 New York, NY 10115

Helen Liu                     Prior to August 2000, Assistant Vice President
Vice President                and Senior Quantitative Analyst, Banc of America
                              Capital Management, 100 North Broadway,
                              St. Louis, MO 63102

Dean M. Maki                  Prior to November 2000, Senior Economist,
Vice President                Federal Reserve Board, 20th & C Streets, N.W.,
                              Washington, DC 20551

Shigeki Makino                Prior to August 2000, Director of Research,
Managing Director             Fidelity Investments, 82 Devonshire St.,
                              Boston, MA 02109

Kevin Maloney                 Institutional Director, Financial Management
Managing Director             Association, University of South Florida,
                              College of Business Administration, Suite 3331,
                              Tampa, FL 33620

Jennifer L. Martanacik        Prior to January 2001, Client Relations Manager,
Assistant Vice President      Thomson Financial, 22 Thomson Place,
                              Boston, MA 02210

Michael A. Mata               Prior to January 2001, Vice President,
Assistant Vice President      Lehman Brothers, 3 World Financial Center,
                              New York, NY 10285

Yumiko Matsubara              Prior to August 2000, Senior Consultant,
Assistant Vice President      Ernst & Yong Global Financial Services,
                              223 Uchisaiwai-Cho, Chiyoda-ku, Tokyo,
                              Japan 100-0011

James M. McCarthy             Prior to August 2001, Sales Officer, Mellon
Vice President                Private Asset Management, 1 Boston Place,
                              Boston, MA 02109

James P. Miller               Prior to May 2000, Managing Director, Bear
Senior Vice President         Stearns & Co., Inc., 245 Park Avenue, New York,
                              NY 10067

Jeanne L. Mockard             Trustee, The Bryn Mawr School, 109 W. Melrose
Senior Vice President         Avenue, Baltimore, MA 21210

Brian J. Monahan              Prior to August 2000, Global Emerging Markets
Assistant Vice President      Equity Trader, Grantham, Mayo, Van Otterloo,
                              and Co. LLC, 40 Rowes Wharf, Boston, MA 02110

Colin Moore                   Prior to June 2000, Chief Investment Officer,
Managing Director             Rockefeller & Co., Inc., 30 Rockefeller Plaza,
                              New York, NY 10112

Donald E. Mullin              Corporate Representative and Board Member, Delta
Senior Vice President         Dental Plan of Massachusetts, 10 Presidents
                              Landing, P.O. Box 94104, Medford, MA 02155

Kevin F. Murphy               Prior to December 1999, Managing Director,
Senior Vice President         BankBoston N.A., 210 Berkeley St.,
                              Boston, MA 02116

Colin Naughton                Prior to January 2001, Senior Analyst,
Assistant Vice President      Standard & Poor's, 24 Hartwell Ave.,
                              Lexington, MA 02421

Craig R. Oliver               Prior to August 2000, Principal, Analyst, State
Vice President                Street Global Advisors, Two International Place,
                              Boston, MA 02109

Dennis E. O'Rourke            Prior to March 2000, Analyst, BankBoston N.A.,
Vice President                210 Berkeley St., Boston, MA 02116

Keith Plapinger               Chairman and Trustee, Advent School,
Vice President                17 Brimmer St., Boston, MA 02108

Charles E. Porter             Trustee, Anatolia College, 130 Bowdoin St.,
Executive Vice President      Suite 1201, Boston, MA 02108; Governor, Handel &
                              Hayden Society, Horticulture Hall,
                              300 Massachusetts Ave., Boston, MA 02115

Ranjit Ranjamani              Prior to June 2000, Director of Finance and
Vice President                Business Planning, Xenergy, Inc., 3 Burlington
                              Woods, Burlington, MA 01803

Jakub Rehor                   Prior to July 2000, Research Associate,
Assistant Vice President      Sanford C. Bernstein, 767 Fifth Avenue,
                              New York, NY 10153

Thomas V. Reilly              Trustee, Knox College, 2 East South St.,
Managing Director             Galesburg, IL 61401

Neal J. Reiner                Prior to July 2001, Executive Vice President -
Senior Vice President         High Yield Portfolio Manager, Bain Capital-
                              Sankaty Advisors, 2 Copley Place,
                              Boston, MA 02109

Brian C. Rose                 Prior to April 2000, Equity Analyst, Loomis,
Assistant Vice President      Sayles & Co. Lp, 1 Financial Center,
                              Boston, MA 02111

James J. Russell              Prior to May 2000, Senior Data Analyst, Redwood
Assistant Vice President      Investment Systems, Inc., 76 Summer St., Boston,
                              MA 02110; Prior to May 2000, Senior Data
                              Analyst, IDD Information Systems, 100 Fifth
                              Avenue, Waltham, MA 02451

Jeff B. Sacknowitz            Prior to November 1999, Investment Associate,
Vice President                Independence Investment Associates,
                              53 State St., Boston, MA 02109

Robert Salvin                 Prior to July 2000, Chief Financial Officer,
Senior Vice President         Really Easy Internet Inc., 3925 W. Braker Lane,
                              Austin, TX 78759; Prior to January 2000,
                              Managing Director, BancBoston Robertson
                              Stephens, 100 Federal St., Boston, MA 02110

Justin M. Scott               Director, DSI Proprieties (Neja) Ltd.,
Managing Director             Epping Rd., Reydon, Essex CM19 5RD

Robert E. Secor               Prior to December 1999, Senior Consultant,
Assistant Vice President      Fame Information Services, 148 State Street,
                              Boston, MA 02110

Anthony R. Sellitto, III      Prior to September 2000, Senior Vice President,
Senior Vice President         Berger Fund Associates, 210 University Blvd.,
                              Denver, CO 80206

Gordon H. Silver              Trustee, Wang Center for the Performing Arts,
Managing Director             270 Tremont St., Boston, MA 02116

Amy P. Skaff                  Prior to November 2000, Consultant, Ernst &
Assistant Vice President      Young, 200 Clarendon St., Boston, MA 02135

Francis A. Smith              Prior to July 2001, Principal, State Street
Vice President                Global Advisors, 2 International Place,
                              Boston, MA 02110

Luke A. Smith                 Prior to December 1999, Quantitative Systems
Assistant Vice President      Analyst, Colonial Management, One Financial
                              Center, Boston, MA 02111

Karan S. Sodhi                Prior to November 2000, Research Analyst,
Vice President                Stephens, Inc., 175 Federal St., Boston, MA 02110

Eric H. Sorensen              Prior to August 2000, Managing Director, Global
Managing Director             Head of Quantitative Research, Salomon Smith
                              Barney, 7 World Trade Center, New York, NY 10048

Juan Carlos Sosa              Prior to September 2000, Analyst, State Street
Vice President                Research & Management, One Financial Center,
                              Boston, MA 02111

Steven Spiegel                Director, Ultra Diamond and Gold Outlet, 29 East
Senior Managing Director      Madison St., Suite 1800, Chicago, IL 60602;
                              Director, FACES New York University Medical
                              Center, 550 First Avenue, New York, NY 10016;
                              Trustee, Babson College, One College Drive,
                              Wellesley, MA 02157

Anthony E. Sutton             Prior to July 2001, Managing Member, McDonald-
Vice President                Sutton Asset Management LLC, 45 School St.,
                              Boston, MA 02109

David R. Thompson             Prior to August 2000, Senior Equity Analyst,
Vice President                Liberty Funds Group, One Financial Center,
                              Boston, MA 02111

Joseph H. Towell              Prior to September 2001, Managing Director and
Senior Vice President         Senior Vice President, First Union Securities,
                              301 South College St., Charlotte, NC 28202

John C. Van Tassel            Prior to July 2001, Managing Director, Bank One
Senior Vice President         Capital Corp., 55 W. Monroe, Chicago, IL 60614

Stephen W. Vandermark         Prior to March 2000, Vice President,
Senior Vice President         Quantitative Analytics, Lehman Brothers,
                              3 World Financial Center, New York, NY 10285

Richard B. Weed               Prior to December 2000, Senior Portfolio
Senior Vice President         Manager, State Street Global Advisors,
                              2 International Place, Boston, MA 02110

James C. Wiess                Prior to April 2000, Portfolio Manager,
Senior Vice President         J.P. Morgan, 60 Wall St., New York, NY 10005

Eric Wetlaufer                President and Member of Board of Directors,
Managing Director             The Boston Security Analysts Society, Inc.,
                              100 Boylston St., Suite 1050, Boston, MA 02110

Edward F. Whalen              Member of the Board of Directors, Hockomock Area
Senior Vice President         YMCA, 300 Elmwood St., North Attleboro, MA 02760

Richard P. Wyke               Director, Salem YMCA, One Sewall St., Salem, MA
Senior Vice President         01970

Frederick M. Wynn, Jr.,       Prior to June 2000, Senior Equity Analyst,
Vice President                Berger Fund Associates, 210 University Blvd.,
                              Denver, CO 80206

Alex Zinny                    Prior to June 2000, Proprietary Trader,
Assistant Vice President      Leerink Swann, One Financial Center,
                              Boston, MA 02111

Item 27.  Principal Underwriter

(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:

Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asia Pacific Growth Fund, Putnam Asset Allocation Funds, Putnam Balanced Retirement Fund, Putnam California Tax Exempt Income Fund, Putnam California Tax Exempt Money Market Fund, Putnam Capital Appreciation Fund, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Growth Fund, Putnam Florida Tax Exempt Income Fund, Putnam Funds Trust, The George Putnam Fund of Boston, Putnam Global Equity Fund, Putnam Global Governmental Income Trust, Putnam Global Growth Fund, Putnam Global Natural Resources Fund, The Putnam Fund for Growth and Income, Putnam Health Sciences Trust, Putnam High Yield Trust, Putnam High Yield Advantage Fund, Putnam Income Fund, Putnam Intermediate U.S. Government Income Fund, Putnam International Growth Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Municipal Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New Opportunities Fund, Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Money Market Fund, Putnam New York Tax Exempt Opportunities Fund, Putnam Ohio Tax Exempt Income Fund, Putnam OTC & Emerging Growth Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Preferred Income Fund, Putnam Strategic Income Fund, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam Tax Smart Funds Trust, Putnam U.S. Government Income Trust, Putnam Utilities Growth and Income Fund, Putnam Variable Trust, Putnam Vista Fund, Putnam Voyager Fund, Putnam Voyager Fund II.

(b) The directors and officers of the Registrant's principal underwriter are listed below. None of the officers are officers of the Registrant except:

Name                          Position and Offices with Registrant

Richard Monaghan              Vice President
Gordon Silver                 Vice President

The principal business address of each person is One Post Office Square, Boston, MA 02109:

Name                          Position and Offices with Underwriter

Aaron III,Jefferson F.        Vice President
Addonisio,Corrado             Asst. Vice President
Ahonen,Jennifer D.            Vice President
Allouise,Donna A.             Asst. Vice President
Alpaugh,Christopher S.        Senior Vice President
Altomare,Mario P.             Vice President
Aoki,Hidemi                   Vice President
Arends,Laura D.               Vice President
Asher,Steven E.               Senior Vice President
Avery,Scott A.                Senior Vice President
Aymond,Christian E.           Senior Vice President
Aymond,Colin C.               Senior Vice President
Babcock III,Warren W.         Senior Vice President
Baker,Christopher H.          Vice President
Ball,Colleen H.               Asst. Vice President
Baltimore,Mark H.             Vice President
Barlow,Jane                   Vice President
Barnett,William E.            Asst. Vice President
Barrett,Thomas                Vice President
Battit,Suzanne J              Senior Vice President
Beatty,Elizabeth A.           Vice President
Beatty,Steven M.              Senior Vice President
Bergeron,Christopher E.       Vice President
Beringer,Thomas C.            Vice President
Bettencourt,Jennifer L.       Asst. Vice President
Boccio,Roseann E.             Asst. Vice President
Boneparth,John F.             Managing Director
Bosinger,Paul C.              Asst. Vice President
Bouchard,Keith R.             Senior Vice President
Bradford Jr.,Linwood E.       Managing Director
Bresnahan,Leslee R.           Managing Director
Buckner,Gail D.               Senior Vice President
Bunker,Christopher M.         Vice President
Burrill,Gregory J.            Senior Vice President
Cabana,Susan D.               Senior Vice President
Calcagno-Tahn,M.Joann         Senior Vice President
Callinan,Richard E.           Vice President
Campbell,Christopher F.       Asst. Vice President
Caramazza,Pierre C.           Asst. Vice President
Carey,Christopher P.          Vice President
Carlson,Joseph E.             Senior Vice President
Carlstrom,Camille L.          Asst. Vice President
Caruso,Robert M.              Vice President
Casey,David M.                Senior Vice President
Cass,William D.               Vice President
Castle Jr.,James R.           Senior Vice President
Cecchini,Jason T.             Asst. Vice President
Chapman,Frederick             Vice President
Chappell-Deal,Cynthia         Asst. Vice President
Choksi,Manisha J.             Vice President
Chrostowski,Louis F.          Senior Vice President
Church,Daniel J.              Senior Vice President
Clark,Richard B.              Senior Vice President
Clermont,Mary                 Vice President
Cohen,Jeff M.                 Vice President
Colleary,Gerry                Senior Vice President
Collette,A. Joseph            Vice President
Commane,Karen L.              Vice President
Condon,Meagan L.              Asst. Vice President
Coneeny,Mark L.               Managing Director
Connelly,Donald A.            Senior Vice President
Connolly,William T.           Managing Director
Cooley,Jonathan A.            Asst. Vice President
Corbett,Dennis                Vice President
Corvinus,F. Nicholas          Senior Vice President
Corwin,Kathleen K.            Vice President
Cote,Marie C. Asst.           Vice President
Cotto,Stephen P               Asst. Vice President
Cotton,Rick                   Vice President
Coveney,Anne M.               Senior Vice President
Cristo,Chad H.                Senior Vice President
Critchell Jr.,D.Alan          Vice President
Curran,Peter J.               Managing Director
Curry,John D.                 Senior Vice President
Dahill,Jessica E.             Vice President
Daly,Kenneth L.               Managing Director
Davidian,Raymond A.           Asst. Vice President
Daylor,Donna M.               Vice President
DeConto,Lisa B.               Senior Vice President
DeFao,Michael E.              Asst. Vice President
DeRoche,Erin J.               Asst. Vice President
Diaz,Roger                    Vice President
Dirstine,Michael T.           Vice President
Divney,Kevin M.               Senior Vice President
Donadio,Joyce M.              Asst. Vice President
Donaldson,Scott M.            Senior Vice President
Dougherty,Thomas              Senior Vice President
Durbin,Emily J.               Vice President
Durkee,Christine              Vice President
Ebayashi,Masato               Vice President
Edlin,David B.                Managing Director
Eidelberg,Kathleen E.         Asst. Vice President
Elder,Michael D.              Senior Vice President
Emhof,Joseph R.               Vice President
Esposito,Vincent              Managing Director
Esteves,Irene M.              Sr Managing Director
Fardy,Michael S.              Vice President
Favaloro,Beth A.              Senior Vice President
Felan III,Catarino            Vice President
Fiedler,Stephen J.            Asst. Vice President
Fishman,Mitchell B.           Senior Vice President
Flaherty,Patricia C.          Senior Vice President
Foley,Timothy P.              Senior Vice President
Galloni,Antonio M.            Vice President
Gennaco,Joseph P.             Managing Director
Gernon,John H.                Senior Vice President
Gessner,Mark A.               Vice President
Gibbs,Stephen C.              Vice President
Gipson,Zachary A.             Asst. Vice President
Goodfellow,Mark D.            Vice President
Goodman,Robert                Managing Director
Grace,Linda K.                Senior Vice President
Grant,Lisa M.                 Vice President
Grant,Mitchell T.             Managing Director
Graviere,Patrice              Senior Vice President
Grey,Eric M.                  Vice President
Grillo,Tracy E.               Asst. Vice President
Grove,Denise                  Senior Vice President
Groves,Gina R.                Asst. Vice President
Guerin,Donnalee               Vice President
Gundersen,Jan S.              Asst. Vice President
Hadley,Christopher            Vice President
Hagan IV,J. A.                Asst. Vice President
Haines,James B.               Vice President
Halloran,James E.             Senior Vice President
Halloran,Thomas W.            Managing Director
Hamilton,Melissa A.           Asst. Vice President
Hanus,Michael J.              Senior Vice President
Harbeck,John D.               Senior Vice President
Harring,Linda                 Senior Vice President
Hartley-Sullivan,Deborah      Vice President
Hayes,Tracey A.               Asst. Vice President
Hayes-Castro,Deanna R.        Vice President
Hazzard,Jessica L.            Vice President
Healey,Michelyn M.            Asst. Vice President
Heller,Kim G.                 Vice President
Henderson,Jane                Senior Vice President
Herman,C. C. Senior           Vice President
Hess,Kristen R. Asst.         Vice President
Higdon,Eric                   Vice President
Hilliard,Geoffrey W.          Senior Vice President
Hinkle,Brennan M.             Vice President
Hoey,Thomas J.                Senior Vice President
Hoffman,Theron S.             Sr Managing Director
Holder-Watts,Sherrie V.       Senior Vice President
Holland,Jeffrey K.            Vice President
Holland,Julie E.              Asst. Vice President
Holmes,Maureen A.             Vice President
Hong,Christina W.             Asst. Vice President
Hotchkiss,Michael F.          Senior Vice President
Huang,Jesse C.                Vice President
Hutcherson,Eric A.            Vice President
Hutchins,Robert B.            Vice President
Hyland,John P.                Vice President
Inoue,Hitoshi                 Vice President
Itai,Takeshi                  Senior Vice President
Jackman,Sean R.               Asst. Vice President
Jacobsen,Dwight D.            Managing Director
Jilek Jr.,D. D.               Asst. Vice President
Jones,Thomas A.               Senior Vice President
Kadnar,Stephanie T.           Vice President
Kaminsky,Gregory C.           Senior Vice President
Kaminsky,Michael J.           Asst. Vice President
Kanwal,Amrit                  Managing Director
Kapinos,Peter J.              Vice President
Keenan,Matthew H.             Senior Vice President
Keene,Sabrina S.              Asst. Vice President
Keith,Pamela J.               Asst. Vice President
Kelley,Brian J.               Senior Vice President
Kelly,A.Siobhan               Vice President
Kelly,David                   Senior Vice President
Kennedy,Alicia C.             Vice President
Kilcullen,Daniel M.           Managing Director
Kinsman,Anne                  Senior Vice President
Kircher,Richard T.            Asst. Vice President
Kirk,Deborah H.               Senior Vice President
Kline,Bonnie S.               Asst. Vice President
Kringdon,Joseph D.            Managing Director
LaFleur,Katie L.              Vice President
Lacascia,Charles M.           Senior Vice President
Landers,Bruce M.              Vice President
Landers,Michael J.            Vice President
Lathrop,James D.              Senior Vice President
Leipsitz,Margaret             Vice President
Lemire,Ellen E. Asst.         Vice President
Lemire,Kevin                  Senior Vice President
Levy,Eric S.                  Senior Vice President
Levy,Norman S.                Vice President
Lewandowski Jr., Edward V.    Senior Vice President
Lewandowski,Edward V.         Senior Vice President
Lewis,Paul                    Vice President
Li,Mei                        Asst. Vice President
Lieberman,Samuel L.           Senior Vice President
Lilien,David R.               Senior Vice President
Lord,Caroline F.              Asst. Vice President
Luciano,Joseph A.             Asst. Vice President
MacDonald,Richard A.          Senior Vice President
MacLean,Guillermo A.          Asst. Vice President
Maglio,Nancy T.               Asst. Vice President
Malek,Ziad                    Managing Director
Malone,James                  Asst. Vice President
Mancini,Dana                  Vice President
Mancini,Jane M.               Managing Director
Mann,Ellen M. Asst.           Vice President
Marrone,Alfred J.             Asst. Vice President
Martens,Erwin W.              Managing Director
Martino,Michael               Managing Director
Martz,Emily L.                Vice President
Mata,Michael A.               Senior Vice President
McAvoy,Bridget                Vice President
McCarthy,Anne B.              Asst. Vice President
McConville,Paul D.            Senior Vice President
McCracken,Brian               Vice President
McCutcheon,Bruce A            Senior Vice President
McDermott,Nancy J.            Asst. Vice President
McDermott,Robert J.           Vice President
McDevitt,William E.           Vice President
McInis,Brian S.               Vice President
McNamara,Laura                Vice President
McNamee,Mary G.               Senior Vice President
Meehan,Robert F.              Senior Vice President
Melehan,Daniel P.             Vice President
Michejda,Marek A.             Senior Vice President
Miller Jr.,Edward D.          Asst. Vice President
Miller,Jeffrey M.             Managing Director
Minsk,Judith                  Vice President
Monaghan,Richard A.           Director
Monahan,Kimberly A.           Vice President
Moody,Paul R.                 Senior Vice President
Moore,Jerome B.               Vice President
Moret,Mitchell L.             Senior Vice President
Morey,John P.                 Senior Vice President
Moscardini,Andrew J.          Vice President
Mosher,Barry L.               Vice President
Moynihan,Kathleen M.          Asst. Vice President
Mrozienski,Joseph M.          Asst. Vice President
Mullen,Donald E.              Senior Vice President
Munsell,Kerry E.              Asst. Vice President
Munson,Brian D.               Vice President
Murphy Jr.,Kenneth W.         Vice President
Murray,Brendan R.             Senior Vice President
Nadherny,Robert               Managing Director
Nagashima,Toshio              Managing Director
Nakamura,Denise-Marie         Vice President
Nash,Jonathan M.              Vice President
Natale,Lisa A.                Vice President
Neary,Ellen R.                Vice President
Nelson,Alexander L.           Managing Director
Nickodemus,John P.            Managing Director
Nicolazzo,Jon C.              Vice President
Noble,John D.                 Senior Vice President
O'Brien-Wilkins,Nancy M.      Asst. Vice President
O'Connell Jr.,Paul P.         Vice President
O'Connell,Gayle M.            Vice President
O'Connor,Brian P.             Vice President
O'Connor,Matthew P.           Senior Vice President
O'Toole,Daniel J.             Vice President
Olsen,Stephen                 Asst. Vice President
Orr,Kevin                     Vice President
Owens,Sayuri F.               Asst. Vice President
Palmer,Patrick J.             Vice President
Pampliega,Carlos              Senior Vice President
Parker,Ryan C.                Asst. Vice President
Parr,Cynthia O.               Senior Vice President
Peck Jr.,Charles J.           Asst. Vice President
Perkins,Erin M.               Asst. Vice President
Peters,Jeffrey F.             Managing Director
Phoenix,Joseph                Managing Director
Pike,John R.                  Vice President
Pisciotta,Jason M.            Asst. Vice President
Plapinger,Keith               Senior Vice President
Powers,Brian S.               Vice President
Provost,Paul M.               Vice President
Puddle,David G.               Senior Vice President
Pulkrabek,Scott M.            Vice President
Putnam,George                 Director
Quinn,Michael R.              Vice President
Quinn,Patrick J.              Asst. Vice President
Reed,Frank C.                 Vice President
Renkas,Richard C.             Asst. Vice President
Rider,Wendy A.                Senior Vice President
Rodts,Jennifer M.             Asst. Vice President
Rosmarin,Adam L.              Vice President
Rotell,Paul M.                Asst. Vice President
Rowe,Robert B.                Vice President
Rusko,Steven N.               Asst. Vice President
Ryan,William M.               Vice President
Saunders,Catherine A.         Managing Director
Sawyer,Matthew A.             Vice President
Scales,Matthew B.             Vice President
Schepp-Dries,Peter            Senior Vice President
Schmid,Calvin E.              Senior Vice President
Schultz,Mitchell D.           Managing Director
Scordato,Christine A.         Senior Vice President
Segers,Elizabeth R.           Managing Director
Selden,Denise D.              Senior Vice President
Seward,Lindsay H.             Asst. Vice President
Shamburg,John B.              Vice President
Shanahan,Christopher W.       Vice President
Sherman,Kate                  Vice President
Short,Jonathan D.             Senior Vice President
Siebold,Mark J.               Vice President
Siemon Jr.,Frank E.           Asst. Vice President
Silva,J. P.                   Senior Vice President
Silver,Gordon H.              Sr Managing Director
Silver,Jill R.                Asst. Vice President
Skistimas Jr,John J.          Vice President
Smith,Lori E.                 Vice President
Solano,Nicole M.              Asst. Vice President
Soule,Scott W.                Asst. Vice President
Spiegel,Steven                Sr Managing Director
Spigelmeyer III,Carl M.       Vice President
Starishevsky,Daniel           Senior Vice President
Statuta,Jason M.              Vice President
Steen,Kevin P.                Vice President
Stickney,Paul R.              Senior Vice President
Stuart,James F.               Vice President
Stumpf,Ralph-Ingo             Senior Vice President
Sullivan,Brian L.             Senior Vice President
Sullivan,Elaine M.            Senior Vice President
Sullivan,Kevin J.             Senior Vice President
Sullivan,Maryann              Asst. Vice President
Suzuki,Toshimi                Senior Vice President
Sweeney,Janet C.              Senior Vice President
Tanaka,Toshiaki               Vice President
Tavares,April M.              Vice President
Taylor Jr,David G.            Vice President
Telling,John R.               Senior Vice President
Tibbetts,Richard B.           Managing Director
Toda,Hiroyuki                 Vice President
Tomohiro,Masamitsu            Asst. Vice President
Tracey,John B.                Asst. Vice President
Troped Blacker,Bonnie         Senior Vice President
Upham,Scott E.                Vice President
Vande Water,Katie D.          Senior Vice President
Vierra,Scott G.               Senior Vice President
Walsh,Julia A.                Asst. Vice President
Warde,Elizabeth A.            Asst. Vice President
Waters,Mitchell J.            Senior Vice President
Welch III,William A.          Asst. Vice President
Werths,Beth K.                Asst. Vice President
Whalen,Brian                  Senior Vice President
Whalen,Edward F.              Managing Director
Whitaker,J. G.                Senior Vice President
White,Patrick J.              Asst. Vice President
Whiting,Amanda M.             Vice President
Wicklund,Jeffrey A.           Vice President
Williams,Jason M.             Asst. Vice President
Woodlock,Ronald J.            Vice President
Woolverton,William H.         Managing Director
Wright Jr.,Edmund F.          Vice President
Young,Jason P.                Vice President
Zografos,Laura J.             Senior Vice President
Zukowski,Virginia A.          Senior Vice President
deMont,Lisa M.                Senior Vice President

Item 28.  Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrants' Clerk, Judith Cohen: Registrants' investment advisor, Putnam Investment Management, LLC.; Registrants' principal underwriter, Putnam Retail Management, Inc.; Registrants' custodian, Putnam Fiduciary Trust Company ("PFTC"); and Registrants' transfer and dividend disbursing agent, Putnam Investor Services, a division of PFTC. The address of the Clerk, investment advisor, principal underwriter, custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.

Item 29.  Management Services

None.

Item 30.  Undertakings

None.


NOTICE

A copy of the Agreement and Declarations of Trust of each of Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Opportunities Fund and Putnam New York Tax Exempt Money Market Fund are on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of each Registrant by an officer of each Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant fund.


POWER OF ATTORNEY


I, the undersigned Trustee of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John Hill, George Putnam III, Charles E. Porter, Patricia Flaherty, John W. Gerstmayr, Bryan Chegwidden and Gordon H. Silver, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statements on Form N-1A of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.



WITNESS my hand and seal on the date set forth below.

Signature                     Title                         Date


/s/ Charles B. Curtis
----------------------------  Trustee                       July 1, 2001
Charles B. Curtis



Schedule A

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asia Pacific Growth Fund
Putnam Asset Allocation Funds
Putnam Balanced Retirement Fund
Putnam California Tax Exempt Income Fund
Putnam California Tax Exempt Money Market Fund
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Europe Growth Fund
Putnam Florida Tax Exempt Income Fund
Putnam Funds Trust
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Governmental Income Trust
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Health Sciences Trust
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam International Growth Fund
Putnam Investment Funds
Putnam Investors Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam New York Tax Exempt Income Fund
Putnam New York Tax Exempt Money Market Fund
Putnam New York Tax Exempt Opportunities Fund
Putnam Ohio Tax Exempt Income Fund
Putnam OTC & Emerging Growth Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Preferred Income Fund
Putnam Strategic Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free Income Trust
Putnam Tax Smart Funds Trust
Putnam U.S. Government Income Trust
Putnam Utilities Growth and Income Fund
Putnam Variable Trust
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II




SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 each Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 27th day of March, 2001.


                              PUTNAM NEW YORK TAX EXEMPT INCOME FUND
                              PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

                              By:  /s/Gordon H. Silver, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement of Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Opportunities Fund and Putnam New York Tax Exempt Money Market Fund has been signed below by the following persons in the capacities and on the dates indicated:

Signature                     Title

John A. Hill                  Chairman of the Board; Trustee

George Putnam, III            President; Principal Executive Officer; Trustee

Charles E. Porter             Executive Vice President; Treasurer and
                              Principal Financial Officer

Michael T. Healy              Assistant Treasurer and
                              Principal Accounting Officer

Jameson A. Baxter             Trustee


Charles B. Curtis             Trustee


Ronald J. Jackson             Trustee

Paul J. Joskow                Trustee

Elizabeth T. Kennan           Trustee

Lawrence J. Lasser            Trustee

John H. Mullin, III           Trustee

Robert E. Patterson           Trustee

A.J.C. Smith                  Trustee

W. Thomas Stephens            Trustee

W. Nicholas Thorndike         Trustee

                              By:  /s/ Gordon H. Silver,
                              as Attorney-in-Fact


                              March 27, 2001


Exhibit List


Exhibit(g) Custodian Agreement with Putnam Fiduciary Trust Company dated May 3, 1991, as amended June 1, 2001.

Exhibit (j)(1): Consent of Independent Accountants, KPMG LLP, dated March 25, 2002

Exhibit (j)(2): Consent of Independent Accountants (previous),
PricewaterhouseCoopers LLP, dated March 25, 2002

Exhibit(n): Rule 18f-3 Plan -- as amended July 13, 2001.